UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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CONSTELLATION BRANDS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS

June 18, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007 at 11:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company’s 2007 Annual Report to Stockholders that contains important business and financial information concerning the Company.

We hope you are able to attend this year’s Annual Meeting.

Very truly yours,

RICHARD SANDS

Chairman of the Board

and Chief Executive Officer

Please note that the Rochester Riverside Convention Center is located at the corner of East Main Street and South Avenue in downtown Rochester, New York. Parking is available at the South Avenue Garage, the entrance to which is located on Broad Street. Additional parking is also available at other public garages in the area.

CONSTELLATION BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 26, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CONSTELLATION BRANDS, INC. (the “Company”) will be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007 at 11:00 a.m. (local time) for the following purposes more fully described in the accompanying Proxy Statement:

1.	To elect directors of the Company (Proposal No. 1).

2.	To ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2).

3.	To amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares (Proposal No. 3).

4.	To approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4).

5.	To approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5).

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 31, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A Proxy Statement and proxy card or proxy cards are enclosed.

WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT, IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD(S). RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID S. SORCE, Secretary

Fairport, New York

June 18, 2007

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CONSTELLATION BRANDS, INC.

370 Woodcliff Drive, Suite 300

Fairport, New York 14450

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to the holders of the common stock of CONSTELLATION BRANDS, INC. (the “Company,” “we” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at the 2007 Annual Meeting of Stockholders of the Company and at any adjournment thereof (the “Meeting”). The Meeting will be held on Thursday, July 26, 2007 at 11:00 a.m. (local time) at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2), FOR the proposal to amend the Company’s certificate of incorporation to increase the number of shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares (Proposal No. 3), FOR the proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4), and FOR the proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5).

The outstanding common stock of the Company consists of Class A Common Stock, par value $.01 per share (“Class A Stock”), and Class B Common Stock, par value $.01 per share (“Class B Stock”). Accordingly, the Company has enclosed with the proxy materials a Class A Stock proxy card and/or a Class B Stock proxy card, depending on the holdings of the stockholder to whom proxy materials are mailed. Stockholders who receive both a Class A Stock proxy card and a Class B Stock proxy card must sign and return both proxy cards in accordance with their respective instructions to ensure the voting of the shares of each class owned.

This Proxy Statement and the accompanying proxy cards are being first mailed to stockholders on or about June 25, 2007.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mail, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone, facsimile, internet or electronic mail. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

VOTING SECURITIES

The total outstanding capital common stock of the Company, as of May 31, 2007 (the “Record Date”), consisted of 191,515,829 shares of Class A Stock and 23,820,838 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

Of the 191,515,829 shares of Class A Stock outstanding on the Record Date, 2,217,517 shares were held by CHESS Depositary Nominees Pty Ltd. (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of ASX Limited (ACN 008 624 691), the Australian Stock Exchange (the “ASX”). CDN has issued Constellation CHESS Depositary Interests (“Constellation CDIs”) that represent beneficial interests in the Class A Stock held by CDN. Constellation CDIs are traded on the electronic transfer and settlement system operated by the ASX. As of the Record Date there were 22,175,170 Constellation CDIs outstanding that were held by 726 holders of record. All references in this Proxy Statement to outstanding shares of Class A Stock include the shares of Class A Stock held by CDN and all references to holders of Class A Stock include CDN.

Holders of Constellation CDIs receive all the economic and other benefits of actual ownership of Class A Stock at a ratio of ten (10) Constellation CDIs to each share of Class A Stock. Constellation CDIs can be converted to Class A Stock at any time at the option of the holder of the Constellation CDI at a ratio of one (1) share of Class A Stock for each ten (10) Constellation CDIs. Holders of Constellation CDIs have the right to attend stockholders’ meetings of the Company and to direct the vote of the underlying shares of Class A Stock represented by their Constellation CDIs. CDN, as the holder of record of the underlying shares of Class A Stock represented by the Constellation CDIs, will vote such shares in accordance with the directions of the holders of the Constellation CDIs. If CDN does not receive a direction from a holder of Constellation CDIs as to how to vote the underlying shares represented by those Constellation CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A holder of Constellation CDIs will be entitled to vote at the Meeting only if such holder directs CDN to designate such holder as proxy to vote the underlying shares of Class A Stock represented by the Constellation CDIs held by such holder. A form to be used to direct CDN how to vote underlying shares of Class A Stock represented by Constellation CDIs is being delivered with this Proxy Statement to each holder of Constellation CDIs.

Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 31, 2007, the Record Date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Under arrangements established between the Company and CDN in connection with the issuance of Constellation CDIs, the holders of Constellation CDIs are entitled to notice of and to attend the Meeting but may only vote at the Meeting as proxy for CDN in the circumstances described above. Except as otherwise required by Delaware law, the holders of Class A Stock and the holders of Class B Stock vote together as a single class on all matters other than the election of the group of directors who are elected solely by the holders of the Class A Stock. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder’s name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder’s name. Therefore, holders of Class A Stock are entitled to cast a total of 191,515,829 votes and holders of Class B Stock are entitled to cast a total of 238,208,380 votes at the Meeting.

The holders of a majority of the outstanding aggregate voting power of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in “street name” by brokers or other nominees that may be voted with respect to some, but not all, matters without instruction from the beneficial owner (“broker non-votes”) are counted as shares present for determining a quorum. Under the rules of the New York Stock Exchange, brokers and nominees are generally permitted to vote with respect to Proposal No. 1 and Proposal No. 2 without receiving direction from the beneficial owner of Class A Stock or Class B Stock but are not permitted to vote with respect to Proposal Nos. 3, 4 or 5 unless such direction is received. Accordingly, the Company expects to receive broker non-votes with respect to Proposal Nos. 3, 4 and 5 but does not expect to receive broker non-votes with respect to Proposal No. 1 or Proposal No. 2 unless one or more beneficial owners have withheld discretionary authority from their respective brokers or nominees.

Under Delaware law and the Company’s certificate of incorporation and by-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote, and actually voting, in person or by proxy. Pursuant to the Company’s certificate of incorporation, the holders of Class A Stock (including the underlying shares represented by Constellation CDIs), voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board of Directors nominated eight (8) directors, the holders of Class A Stock will be entitled to elect two (2) directors and the holders of Class A Stock and Class B Stock, voting as a single class, will be entitled to elect six (6) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes, if any) will not be counted and, therefore, will not affect the outcome of the elections.

The ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes, if any, are not considered entitled to vote, they will not affect the outcome of the vote.

The adoption of the proposal to amend the Company’s certificate of incorporation (Proposal No. 3) requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting together as a single class, with the holders of the Class A Stock having one (1) vote per share and the holders of the Class B Stock having ten (10) votes per share. Abstentions and broker non-votes, if applicable, will therefore have the effect of negative votes.

The adoption of the proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4) and the proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5) each requires the affirmative vote of the holders of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to each of these proposals, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of the Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote with respect to either of these proposals.

BENEFICIAL OWNERSHIP

This section presents information concerning the beneficial ownership of our common stock by certain individuals, entities and groups. Determinations as to whether a particular individual, entity or group is the beneficial owner of our common stock have been made in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Under Rule 13d-3, a person is deemed to be the beneficial owner of any shares as to which such person: (i) directly or indirectly has or shares voting power or investment power, or (ii) has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right. The fact that a person is the beneficial owner of shares for purposes of Rule 13d-3 does not necessarily mean that such person would be the beneficial owner of securities for other purposes. The percentages of beneficial ownership reported in this section were calculated on the basis of 191,319,504 shares of Class A Stock and 23,823,338 shares of Class B Stock outstanding as of the close of business on May 16, 2007, subject to adjustment as appropriate in each particular case in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

Beneficial Security Ownership of More Than 5% of the Company’s Common Stock

The following tables present, as of May 16, 2007, information regarding the beneficial ownership of Class A Stock or Class B Stock by each person who is known to be the beneficial owner of more than 5% of the Class A Stock or Class B Stock. Except as otherwise noted below, the address of each person or entity listed in the tables is c/o Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Class A Stock

Name and Address of Beneficial Owner	Shares with Power to Vote or Dispose		Total Shares			Percent of Class
	Sole	Shared	Class A Only		If Class B Converted	Class A Only	If Class B Converted
Richard Sands	2,213,456(1)	609,233(2)	2,822,689		18,241,065	1.5%	8.8%
Robert Sands	2,129,803(3)	609,233(4)	2,739,036		18,151,772	1.4%	8.7%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands	—	472,376(5)	472,376		7,135,088	0.2%	3.6%
CWC Partnership-I (6)	—	472,376(6)	472,376		6,571,456	0.2%	3.3%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (7)	—	4,952,492(7)	4,952,492		27,623,460	2.5%	12.7%
FMR Corp. 82 Devonshire Street Boston, MA 02109 (8)	(8)	(8)	14,838,207	(8)	N/A	7.8%	N/A
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland (9)	(9)	(9)	25,132,283	(9)	N/A	13.1%	N/A

Class B Stock

	Shares with Power to Vote or Dispose				Total Shares	Percent of Class B
Name and Address of Beneficial Owner	Sole		Shared
Richard Sands	7,258,232	(1)	8,160,144	(2)	15,418,376	64.7%
Robert Sands	7,252,592	(3)	8,160,144	(4)	15,412,736	64.7%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands	—		6,662,712	(5)	6,662,712	28.0%
CWC Partnership-I (6)	—		6,099,080	(6)	6,099,080	25.6%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (7)	—		22,670,968	(7)	22,670,968	95.2%

(1)	The reported shares of Class A Stock include 1,613,750 shares that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007. The reported shares of Class B Stock include 3,906,166 shares held by family trusts of which Richard Sands is the sole trustee. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(2)	The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Richard Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Robert Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (5) are included in the reported shares. Amounts reflected in the tables above do not include: (i) 29,120 shares of Class A Stock owned by Mr. Sands’ spouse, individually and as custodian for their children, or (ii) any direct or indirect remainder interest Mr. Sands has in 2,881,148 shares of Class A Stock held by Marilyn Sands under a life estate. Mr. Sands disclaims beneficial ownership of such shares.

(3)	The reported shares of Class A Stock include 1,395,300 shares that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007. The reported shares of Class B Stock include 3,906,166 shares held by family trusts of which Robert Sands is the sole trustee. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(4)	The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Robert Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (5) are included in the reported shares. Amounts reflected in the tables above do not include: (i) 183,520 shares of Class A Stock owned by Mr. Sands’ spouse, individually and as custodian for their children, or (ii) any direct or indirect remainder interest Mr. Sands has in 2,866,672 shares of Class A Stock held by Marilyn Sands under a life estate. Mr. Sands disclaims beneficial ownership of such shares.

(5)	The reported shares are directly or indirectly held by various family partnerships in which the trust is a partner. The reporting of these shares as beneficially owned by the trust shall not be construed as an admission that the trust is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I are included in the reported shares. Amounts reflected in the tables above do not include the indirect remainder interest the trust has in 1,447,812 shares of Class A Stock held by Marilyn Sands under a life estate. The trust disclaims beneficial ownership of such shares.

(6)	CWC Partnership-I is a New York general partnership of which Richard Sands and Robert Sands are managing partners. The reported shares include 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by a partnership in which CWC Partnership-I is a partner. The reporting of such shares as beneficially owned by CWC Partnership-I shall not be construed as an admission that CWC Partnership-I is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands, the trust described in footnote (5) and the stockholders group described in footnote (7).

(7)	The stockholders group, as reported, consists of Richard Sands, Robert Sands, CWC Partnership-I and another family partnership. The reporting of shares as beneficially owned by the stockholders group shall not be construed as an admission that an agreement to act in concert exists or that the stockholders group is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The shares reported as beneficially owned by Richard Sands, Robert Sands, CWC Partnership-I, and the trust described in footnote (5) are included in the shares reported as beneficially owned by the stockholders group. Of the shares reported as beneficially owned by the stockholders group, 1,612,082 shares of Class A Stock and 8,347,385 shares of Class B Stock have been pledged under credit facilities with a financial institution as collateral for loans made to persons or entities included in the stockholders group and certain other entities related to the Sands family. In the event of noncompliance with certain covenants under the credit facilities, the financial institution has the right to sell the pledged shares subject to certain protections afforded to the pledgors. The number of shares described as being pledged in the preceding discussion does not include 4,300,008 shares of Class A Stock held by Marilyn Sands under a life estate that have been pledged to a different financial institution as collateral for loans to Richard Sands.

(8)	Information concerning FMR Corp. presented in the table is based solely on the information reported in Amendment No. 5 to the Schedule 13G of FMR Corp. dated February 14, 2007. The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR Corp. and Edward C. Johnson 3d. The Schedule 13G amendment indicates that each of FMR Corp. and Mr. Johnson, through control over various entities, has sole dispositive power with respect to all 14,838,207 shares. The Schedule 13G amendment further indicates that FMR Corp. has sole voting power with respect to 171,817 of these shares; however, such amendment is internally inconsistent as to the number of shares with respect to which Mr. Johnson has sole voting power.

(9)	Information concerning UBS AG presented in the table is based solely on the information reported in an amendment to the Schedule 13G of UBS AG dated April 30, 2007. The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by UBS AG for the benefit and on behalf of the UBS Global Asset Management business group of UBS AG (collectively, “UBS”). The Schedule 13G amendment indicates that of the 25,132,283 shares of Class A Stock beneficially owned by UBS, UBS has sole voting power with respect to 23,328,487 shares and shared dispositive power with respect to 25,132,283 shares.

Beneficial Security Ownership of Directors and Executive Officers

The Board has established targets for the minimum amounts of our common stock that our non-management directors and executive officers should beneficially own. These targets for stock ownership consider the length of a director’s tenure on the Board or an executive officer’s tenure as an executive officer. Individuals have five years in which to reach their targets. Ownership targets can be satisfied through the beneficial ownership of Class A Stock or Class B Stock, vested stock options, and/or Class A Stock underlying Constellation CDIs.

The target for non-management directors is the beneficial ownership of two times the annual retainer fee paid to them. The target for executive officers is based on each officer’s position in the organization and is a multiple of annual base salary. The Chairman and Chief Executive Officer has a stock ownership target of four (4) times his annual base salary. The President and Chief Operating Officer has a stock ownership target of three (3) times his annual base salary. Each of the other executive officers has a stock ownership target of two (2) times his annual base salary. As of May 16, 2007, each of our non-management directors and each of our executive officers had either met his or her respective target or was within the five-year window for doing so.

The following table sets forth, as of May 16, 2007, the beneficial ownership of Class A Stock and Class B Stock by our directors and nominees, the named executive officers, and all of our directors and executive officers as a group. The table does not include shares of Class A Stock that are issuable upon the conversion of Class B Stock, although such information is provided in footnotes where applicable. Unless otherwise noted, the individuals listed in the table have sole voting and dispositive power with respect to the shares attributed to them.

Name of Beneficial Owner	Class A Stock					Class B Stock
	Shares Beneficially Owned				Percent of Class Beneficially Owned	Shares Beneficially Owned		Percent of Class Beneficially Owned
	Outstanding Shares		Shares Acquirable within 60 days (1)	Total Shares
Richard Sands	1,208,939	(2)	1,613,750	2,822,689	1.5%(2)	15,418,376	(2)	64.7%
Robert Sands	1,343,736	(2)	1,395,300	2,739,036	1.4%(2)	15,412,736	(2)	64.7%
Alexander L. Berk	56,594		407,975	464,569	*	—		*
Thomas S. Summer	23,663	(3)	291,400	315,063	*	—		*
Thomas J. Mullin	13,681		486,750	500,431	*	—		*
Barry A. Fromberg	6,134		3,737	9,871	*	—		*
Jeananne K. Hauswald	8,556		43,563	52,119	*	—		*
James A. Locke III	21,380		61,563	82,943	*(4)	264		*
Thomas C. McDermott	12,988		68,563	81,551	*	—		*
Paul L. Smith	7,564		9,049	16,613	*	—		*
Peter H. Soderberg	640		—	640	*	—		*
All Executive Officers and Directors as a Group (13 persons) (5)	2,088,262		4,763,050	6,851,312	3.5%(5)	22,671,232		95.2%

*	Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1)	Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007.

(2)	Includes shares in which the named individual shares voting or dispositive power. See tables and footnotes under the caption “Beneficial Security Ownership of More Than 5% of the Company’s Common Stock” for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be beneficially owned assuming the conversion of Class B Stock into Class A Stock. Of the number of shares reported, 609,233 shares of Class A Stock and 8,160,144 shares of Class B Stock are included in the numbers reported by both Richard Sands and Robert Sands. Of the shares reported as beneficially owned by Richard Sands, 952,842 shares of Class A Stock and 7,800,495 shares of Class B Stock have been pledged, and of the shares reported as being beneficially owned by Robert Sands, 1,012,376 shares of Class A Stock and 5,537,154 shares of Class B Stock have been pledged. Of the shares described as being pledged in the preceding sentence, 353,136 shares of Class A Stock and 4,990,264 shares of Class B Stock are included in the shares reported as beneficially owned by both Richard Sands and Robert Sands.

(3)	Mr. Summer shares the power to vote and dispose of 19,842 shares with his spouse.

(4)	Assuming the conversion of Mr. Locke’s 264 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 83,207 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(5)	This group consists of our current executive officers and directors. Therefore, Mr. Summer, a former executive officer, is not included in this group. Assuming the conversion into Class A Stock of a total of 22,671,232 shares of Class B Stock beneficially owned by the current executive officers and directors as a group, this group would beneficially own 29,522,544 shares of Class A Stock, representing 13.5% of the outstanding Class A Stock after such conversion.

EXECUTIVE OFFICERS

Information concerning the Company’s executive officers and the terms of office of executive officers generally can be found in Part I to the Company’s Annual Report on Form 10-K for the year ended February 28, 2007.

Subsequent to the filing of that report, the Board appointed Robert P. Ryder, age 47, to the position of Executive Vice President and Chief Financial Officer of the Company effective as of May 15, 2007. Mr. Ryder previously served from 2005 to 2006 as Chief Administrative Officer of IMG, a sports marketing and media company. From 2002 to 2005, he was Senior Vice President and Chief Financial Officer of American Greetings Corporation, a publicly traded, multi-national consumer products company. From 1989 to 2002, he held several management positions of increasing responsibility with PepsiCo, Inc. These included control, strategic planning, mergers and acquisitions and divisional chief financial officer positions serving at PepsiCo’s corporate headquarters and at its Frito-Lay International and Frito-Lay North America divisions. Mr. Ryder is a certified public accountant.

On May 15, 2007, Thomas S. Summer retired from the position of Executive Vice President and Chief Financial Officer but will continue as an employee of the Company until May 14, 2008 or an earlier date mutually agreed upon by the Company and Mr. Summer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Objectives

As a leading international producer and marketer of beverage alcohol with a broad portfolio of brands across the wine, spirits and imported beer categories, we operate in a highly competitive and complex business environment on a global basis. The ability to attract, motivate and retain employees throughout the organization is critical to our long-term success in this environment. Accordingly, the objective of our executive compensation program is to attract, motivate and retain key executives by providing a compensation package that is competitive with the pay practices of other companies of comparable size, status, and industry.

As discussed in detail below, our executive compensation program consists of both fixed compensation (in the form of base salary) and variable compensation (in the form of cash bonus payments and equity awards). We have designed the elements of executive compensation to operate together in a manner that seeks to reward our executives for their respective abilities and day-to-day service, assistance with the achievement of annual goals and financial targets, and contributions toward long-term stockholder value.

Our fiscal year ends on the last day of February of each calendar year. Throughout this discussion, fiscal years are referred to by the calendar year in which that fiscal year ends. Accordingly, the fiscal year ending February 28, 2007 is referred to in this discussion as “fiscal 2007.”

How Executive Compensation is Established

The Human Resources Committee of the Board of Directors discharges the Board’s responsibilities relating to the compensation of executives, including the annual review and approval of executive officer compensation. Management personnel within our Human Resources Department support the Committee in its work. Executive officers, including the Chairman and Chief Executive Officer, the President and Chief Operating Officer, and the Executive Vice President and Chief Human Resources Officer, may make recommendations or provide information to, or answer questions from, the Human Resources Committee as the Committee fulfills its responsibilities regarding executive compensation. In addition, the Committee has engaged Mercer Human Resource Consulting, Inc. to assist the Committee in its review and analysis of executive compensation data and to advise the Committee on matters relating to executive officer compensation. In addition to those services, Mercer is one of the companies that we use as consultants for other human resource matters that arise from time to time, and a company affiliated with Mercer provides administration and recordkeeping services to our 401(k) and Profit Sharing Plan and similar services for certain of our benefit arrangements outside of the United States.

In making its compensation decisions for executive officers, the Human Resources Committee compares elements of compensation against a specific peer group of high-performing companies that we believe to be comparable in terms of business type, financial metrics (such as gross sales, net income and market capitalization) and performance. We periodically review and revise the composition of the peer group with the assistance of Mercer. The peer group used in setting the fiscal 2007 executive officer compensation amounts described in this Proxy Statement and used subsequently in April 2007 to set new base salaries and equity grants for fiscal 2008 consisted of the following companies:

• Anheuser-Busch Companies, Inc.	• Avon Products, Inc.
• Brown-Forman Corporation	• Dean Foods Company
• Fortune Brands, Inc.	• General Mills, Inc.
• Hormel Foods Corporation	• Molson Coors Brewing Company
• The Pepsi Bottling Group, Inc.	• PepsiAmericas, Inc.
• Smithfield Foods, Inc.	• Starbucks Corporation
• Wm. Wrigley Jr. Company

In addition to its review of peer group executive compensation levels, the Committee also considers general executive compensation survey data provided by Mercer.

As discussed in more detail below, the Human Resources Committee generally reviews, adjusts and makes awards under the executive compensation program on an annual basis at a regularly scheduled meeting of the Committee, usually in early April. At that time, the Committee considers Company and individual performance, executive compensation information and benchmarking materials from Mercer, and compensation and benefit recommendations from management. Starting in April 2007, as part of this annual review process, the Committee also reviews a tally sheet setting forth and comparing current and proposed base salaries, cash bonuses, equity incentives and perquisites. Compensation decisions may be made at other times of the year in the case of promotions, changes in responsibilities or new hires, such as when Mr. Robert P. Ryder was hired as Executive Vice President and Chief Financial Officer effective on May 15, 2007.

The Human Resources Committee generally attempts to maintain an executive officer compensation program that will result in executive officers’ cash compensation approximating the midpoint of that provided by peer group companies. In determining long-term incentive grants, the Committee considers historical awards and the value realizable by executive officers from those awards as well as peer group and general survey group data. Due to the historical performance of our stock, the Committee has generally set long-term incentive awards which are below peer group median levels and which approximate general survey median levels. Overall, the combined cash compensation and long-term components of our executive officer compensation program approximate the 25th percentile of the peer group and the median of the general survey group. This design requires that, for our executive officers to achieve the median level of total compensation for the peer group, our common stock must perform better than that of our peer group.

Since the Committee desires to keep a significant portion of our executive officers’ compensation at risk and based on performance and also desires to significantly align our executive officers’ interests with the interests of our stockholders, a significant percentage of annual compensation is allocated to incentive compensation in the form of annual cash bonus payments and equity grants. The Committee, however, does not have a policy regarding the specific allocation of compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or regarding the allocation of different forms of non-cash compensation. Rather, the Committee determines the allocation based on its analysis of the various individual components of the compensation program.

Elements of Compensation

For fiscal 2007, the elements of executive officer compensation consisted of the following:

•	base salary;
•	annual cash bonus awards;
•	long-term equity-based incentive awards; and
•	perquisites and other benefits.

Base Salary

We set base salary for our executive officers to provide current compensation for the day-to-day services the executive officers provide during the fiscal year taking into account their individual roles and responsibilities as well as their respective experience and abilities. The fundamental objective in setting base salary levels for our executive officers, as with all components of executive compensation, is to pay competitive rates to attract, motivate and retain high-quality, competent executives.

We generally seek to pay our executive officers cash compensation at the 50th percentile of similarly situated executives in the peer group, but an individual executive officer’s salary may fall above or below the median. For example, based on the Committee’s previous assessment of the responsibilities carried out by our President and Chief Operating Officer as compared with similarly situated executives in other companies, Mr. Robert Sands receives a base salary that exceeds the median of the peer group.

The Committee considers base salary adjustments on an annual basis as part of its comprehensive review of executive compensation matters, usually in early April. The Human Resources Committee may approve off-cycle base salary adjustments in the event of a new hire, mid-year promotion or other significant change in responsibilities. No executive officer received such an off-cycle salary adjustment during fiscal 2007. Mr. Ryder was hired as Executive Vice President and Chief Financial Officer when Mr. Summer retired from that position during fiscal 2008. Fiscal 2007 salaries for our named executive officers appear in the Summary Compensation Table.

Annual Cash Bonus Awards

In addition to their base salary, our executive officers, like other eligible members of management, have the opportunity to earn annual cash bonuses. The Human Resources Committee views annual bonuses as an integral element of the entire compensation package. Our Annual Management Incentive Plan serves as the primary mechanism for granting such annual bonuses. The Human Resources Committee administers this plan for executive officers in order to accomplish the following objectives:

•	to motivate and provide a concrete incentive to executive officers to achieve certain specific business initiatives and specified financial performance goals;
•	to support our annual planning, budget and strategic planning process;
•	to provide compensation opportunities which are competitive with those of other beverage alcohol or industry-related companies in order to attract and retain key executives; and
•	to control overhead by designing a portion of annual compensation as a variable rather than a fixed expense.

The Human Resources Committee meets annually within 90 days of the most recently-concluded fiscal year to approve a specific program for executive officers under the Annual Management Incentive Plan for the new year and to evaluate performance and certify and approve awards for the recently-concluded year. Payouts for executive officers under the Annual Management Incentive Plan depend on three variables:

•	the executive officer’s management position at the Company;
•	the executive officer’s salary; and
•	Company performance for the year with respect to certain specified financial performance goals we have established to allow us to pursue our business aims and initiatives.

Specifically, the Human Resources Committee establishes individual bonus targets (based on a percentage of each executive officer’s salary) depending on the executive’s position and responsibilities with us. The Committee establishes these target award opportunities based on the following principles:

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Competitiveness with the market – We generally position target opportunities near the median of the peer group. Positioning target opportunities near the peer group median underscores the Committee’s compensation strategy that compensation levels should approximate peer group median levels when performance meets expectations and that pay should exceed peer group median levels when performance exceeds expectations.

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Placement of an appropriate amount of pay at risk – We place more pay at risk for our more senior executives, such as our executive officers, and provide comparably positioned executives with comparable award opportunities.

For fiscal 2007, the Committee used peer group data to generally benchmark each named executive officer’s bonus targets between the 25th percentile and median of the peer group based on actual peer group payouts and at median relative to the general survey group based on actual survey group payouts. Final Annual Management Incentive Plan bonus targets for named executive officers in terms of a percentage of base salary were as follows:

Name	Threshold	Target	Maximum
Richard Sands	30%	120%	240%
Robert Sands	30%	120%	240%
Alexander L. Berk	17.5%	70%	140%
Thomas S. Summer	17.5%	70%	140%
Thomas J. Mullin	17.5%	70%	140%

The Committee also establishes the performance measures on which payouts are based. The Committee may use one or more measures from a list of objective performance measures set forth in the plan. The Committee chooses measures that it believes will provide an appropriate link between the level of Company performance for a given year and the corresponding payout under the plan. To provide continuing incentives throughout the year and to minimize the risk of unanticipated outcomes, the Committee provides for a range of performance from a threshold level to a maximum level, as well as a target level of performance. Under normal circumstances, the threshold levels should be achievable, the target levels should be challenging, and maximum levels should be reserved for exceptional performance. We have paid bonuses to our executive officers under our Annual Management Incentive Plan in each of the five years prior to fiscal 2007.

Consistent with its recent practice, for fiscal 2007 the Committee determined that awards under the Annual Management Incentive Plan for each executive officer were to be based exclusively on operating income. For each named executive officer other than Mr. Berk, the targets were based solely on the operating income of the Company on a consolidated basis. Since Mr. Berk’s responsibilities relate primarily to our beers and spirits businesses, his targets were based upon a combination of our consolidated operating income and the operating income for our beers and spirits businesses. The specific operating income targets the Committee established for fiscal 2007 were based upon desired growth rates in our earnings as recommended by our management and agreed upon in collaboration with the Board of Directors.

The Human Resources Committee met in April 2007 to review performance under the Annual Management Incentive Plan, including the executive officer program, and to consider payouts to participants. Our overall operating income for fiscal 2007 exceeded the established operating income targets under the fiscal 2007 executive officer program. However, as required under the terms of the program, we made downward adjustments to these operating income results prior to determining payments. Specifically, the plan requires us to automatically adjust for acquisitions and other events that occur during the year. This adjusted performance did not meet or exceed the threshold operating income targets under the executive officer program for the entire company on a consolidated basis due primarily to market conditions in Australia and the United Kingdom. Consequently, we made no payment under the Annual Management Incentive Plan for fiscal 2007 to those executive officers whose pre-established performance metrics were based solely on our performance on a consolidated basis. As operating income of our beers and spirits businesses exceeded their target levels of achievement under the plan even after giving effect to the downward adjustments that were made to reflect transactions, the Committee certified an award to Mr. Berk at approximately 90% of his salary. This amount appears in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

Also in April 2007 the Committee approved amendments to the Annual Management Incentive Plan. These amendments seek to (i) expand the list of potential performance measures from which the Committee can select under the plan, (ii) increase the maximum award that we can issue under the plan, and (iii) clarify certain other provisions and definitions used in the plan. We are submitting these amendments for stockholder approval, and they are described below under the heading “Proposal No. 5.” In addition, the Human Resources Committee established the parameters of the executive officer program under the Annual Management Incentive Plan for fiscal 2008. While the bonus opportunity percentages remain unchanged for the executive officers, the Committee decided to base fiscal 2008 awards on the basis of free cash flow as well as earnings before interest and taxes. Mr. Ryder will also be eligible to participate in the plan during fiscal 2008 under these parameters.

In addition to any payments under the Annual Management Incentive Plan, we have discretion to pay bonuses to our executives outside of that plan, including to our executive officers. Such payments might be paid to executives, for example, after the closing of a significant acquisition or other transaction. In April 2007, the Committee determined it equitable and appropriate to award such a cash bonus for fiscal 2007 to each executive officer. The Committee awarded these bonus payments in recognition of the dedication and significant efforts on the part of management, including the executive officers, to fulfill our initiatives throughout the fiscal year, including business integration of the assets acquired through the acquisition of Vincor International Inc., the expansion of the Company’s premium spirits business within the United States, and the geographic expansion of the Company’s wine business in the U.S., Canada, Europe, Australia, and New Zealand. After review, the Committee decided to award these cash bonuses based on a percentage of each executive officer’s salary and set the named executive officer awards at 42% of salary for Richard Sands and Robert Sands, 24.5% of salary for Messrs. Summer and Mullin and, given his less direct involvement in certain of these activities, 4.9% of salary for Mr. Berk. In making its decision, the Committee took into consideration the requirements of Section 162(m) of the Internal Revenue Code regarding the availability of tax deductions with respect to performance-based compensation and recognized that at least part of these bonuses paid to Richard Sands and Robert Sands would not qualify for a tax deduction by the Company. These bonuses paid to the named executive officers for fiscal 2007 appear in the Summary Compensation Table under the “Bonus” column.

Long-Term Incentive Awards

Fiscal 2007 Executive Officer Awards

The Human Resources Committee (as well as the full Board of Directors) has the flexibility to award executive officers non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards under our Long-Term Stock Incentive Plan and incentive stock options under our Incentive Stock Option Plan. The use of equity-based awards, together with the ownership guidelines described below, directly ties executives’ interests to the value and appreciation of our Class A Stock. These awards also assist in the retention of executives as they vest over a period of employment with us, usually one-quarter per year over four years. The Committee generally considers granting stock-based awards as part of its annual review of executive compensation, usually in early April, and also in connection with significant business activities, such as acquisitions, or events, such as new hires.

At its April 2006 meeting, the Human Resources Committee determined it was important to retain stock options as a significant element of annual compensation and awarded non-qualified options to all executive officers. The Committee set the awards based on a formula that took into account the executives’ positions and salaries so that more senior executives received a greater portion of their compensation through these long-term incentives. In structuring these annual awards, the Committee considered the competitiveness of grants by reviewing the financial statement expense of grants at peer group companies as a percentage of salary. Consistent with its recent practice, the Committee also took into account the historical performance of our stock and set annual long-term incentive awards below the peer group median level. Specifically, the Committee approved grants which approximated the 25th percentile of peer group awards and fell between the 25th percentile and median of general survey group awards.

At its April 2006 meeting, the Human Resources Committee also awarded special options to each of the named executive officers and certain other executives that would not vest unless the Vincor International Inc. acquisition concluded within a specific timeframe. As the transaction did close within the required timeframe, these additional options will vest one-quarter each year from the date of grant, which is the same vesting schedule as for the other fiscal 2007 stock option grants.

In April 2007, the Committee awarded an annual stock option grant for fiscal 2008 to our executive officers in a similar manner as well as special grants in recognition of the closing of certain business transactions. In addition, the Committee approved amendments to the Long-Term Stock Incentive Plan. We are submitting these amendments, which would among other things increase the total number of shares available for grant under the plan and the number of awards that we may grant to an individual participant in any year, for stockholder approval, and they are described below under the heading “Proposal No. 4.”

Equity Award Granting Practices

The Human Resources Committee grants annual option and other equity awards to its executive officers at the regularly scheduled meeting of the Human Resources Committee at which it considers annual compensation-related actions and awards. This usually occurs in early April. The Committee generally grants new employee awards, awards associated with promotions and awards associated with merger and acquisition activity at a regularly scheduled meeting of the Committee, which may or may not be one at which other compensation-related decisions are made. We are using this practice, for example, for the Company’s initial grant of stock options to Mr. Ryder. Under certain circumstances, the Committee may take action by written consent or the Board of Directors may approve an award. In addition, the Human Resources Committee has delegated to our Chief Human Resources Officer limited authority to grant stock option awards provided that (i) the recipient is no higher than the level of Vice President, (ii) any such award may not be for more than 5,000 shares of our Class A Stock, and (iii) the number of shares and the terms and conditions for such grants shall be consistent with the past practices of the Human Resources Committee. The Chief Human Resources Officer granted one stock option award under this authority in fiscal 2007. All stock option awards under our Incentive Stock Option Plan or our Long-Term Stock Incentive Plan are priced as of the closing price on the date of grant.

The Board of Directors approves equity grants to the directors pursuant to our director compensation policy as described more fully below under the heading “Director Compensation.” The Board generally approves these annual grants to directors at the Board meeting immediately following the Annual Meeting of Stockholders. As directors serve annual terms, such grants are intended to coincide with the beginning of the term of office. For example, the Board approved fiscal 2007 equity awards for directors on July 27, 2006 following the Annual Meeting of Stockholders held earlier that day. The Board may also grant equity awards upon the appointment of a new member of the Board as was done at the time of the appointments to the Board of Barry A. Fromberg in April 2006 and Peter H. Soderberg in April 2007.

We do not backdate equity grants and do not time grants of equity so that they are intentionally made prior to the announcement of favorable information or subsequent to the announcement of unfavorable information.

Stock Ownership Guidelines

In order to further align the interests of our executive officers with the long-term interests of our stockholders, the Board has established targets for the minimum amounts of our common stock that our executive officers should beneficially own. In establishing these targets for stock ownership, we consider the length of an executive officer’s tenure as an executive officer. Individuals have five years in which to reach their targets. Ownership targets can be satisfied by the beneficial ownership of Class A Stock or Class B Stock, vested stock options, and/or Class A Stock underlying Constellation CHESS Depositary Interests as described above under the heading “Voting Securities.” The applicable targets for our executive officers are as follows:

Individual	Applicable Ownership Guideline
Chairman and Chief Executive Officer	4 times base salary
President and Chief Operating Officer	3 times base salary
Other Executive Officers	2 times base salary

As of May 16, 2007, each of our executive officers had either met his respective target or was within the five year window for doing so.

Other Benefits

Savings Plans and Health and Welfare Benefits

As with all employees, we offer our executive officers the following retirement savings opportunities and health and welfare benefits in order to help provide a reasonable level of support during and after employment with us and to attract, maintain and motivate employees with a competitive benefits package:

•	Executive officers who are resident in the United States are eligible to participate in our 401(k) and Profit Sharing Plan on the same terms as other eligible employees. Each year, eligible employees may elect to contribute on a before-tax basis into their plan accounts up to 50% of their annual salary, but not in excess of the annual limit set by the Internal Revenue Service. We provide a 50% match on the first 6% of salary as well as a 3% annual contribution. In addition, at the conclusion of each fiscal year, the Human Resources Committee analyzes our performance as well as that of our businesses and has discretion to recommend to the Board of Directors that it award a supplemental profit sharing contribution, which is typically between 1% and 7% of eligible wages.
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Executive officers who are resident in the United States also are eligible to participate in our 2005 Supplemental Executive Retirement Plan, which is a non-qualified retirement savings plan designed to provide participants with the benefit of the Company’s 3%

annual contributions and profit sharing contributions that could not be made pursuant to the 401(k) and Profit Sharing Plan due to limitations prescribed by the Internal Revenue Service. Further detail concerning this plan is provided below under the heading “Nonqualified Deferred Compensation.”

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Executive officers are generally eligible to participate on the same terms as other eligible employees in our 1989 Employee Stock Purchase Plan, an Internal Revenue Code Section 423 plan that allows employees to purchase shares of Class A Stock at a discount through salary deductions. Due to their levels of stock ownership in the Company, neither Richard Sands nor Robert Sands is eligible to participate in this plan.

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The executive officers also receive customary employee benefits, such as our health insurance program, long-term and short-term disability insurance programs, paid time off (vacation/sick leave) and life insurance programs, in the same manner as other employees.

Severance Benefits

Neither Richard Sands nor Robert Sands has an employment or severance agreement.

Thomas S. Summer has an agreement with us regarding his retirement in May 2007. We entered into this agreement to maintain Mr. Summer’s services and help ensure a smooth transition of Mr. Summer’s duties to his successor.

Alexander L. Berk has an employment agreement with Barton Incorporated, a wholly-owned subsidiary of the Company, which originally predates our acquisition of that entity and provides for certain severance benefits. We believe the current agreement with Mr. Berk to be competitive and important in retaining Mr. Berk’s services.

We entered into employment letters with each of Thomas J. Mullin and Robert P. Ryder in connection with their respective agreements to join the Company. We believe these agreements are competitive and were essential to gaining the services of Messrs. Mullin and Ryder.

More specific information concerning benefits and amounts payable to named executive officers in the event of a severance or change in control event are described below under the heading “Employment Agreements and Potential Payments Upon Termination or Change-in-Control.”

Perquisites

We provide executive officers with perquisites and other personal benefits that we believe to be fair, reasonable and competitive with those offered by comparable companies to their officers. The Human Resources Committee believes these benefits further its objective of attracting, motivating and retaining key executive talent and assist executive officers in dedicating the appropriate amount of time and attention to business initiatives.

We provide the following benefits to our named executive officers, which are quantified in the Summary Compensation Table for fiscal 2007 (except as noted below or in the table):

•	Automobile allowance – We provide a designated leased vehicle or monthly allowance to executive officers. We believe this is competitive with benefits provided to executives at comparable companies.
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Personal use of the corporate aircraft when not needed for business purposes – The Company monitors the personal use of corporate aircraft and believes this use is reasonable, enables executive officers to devote maximum time and attention to our business, and enhances their availability and security while away from our offices. Executives pay all personal income taxes that are attributable to their personal use of the aircraft.
•	Complimentary product allowance – We provide a product allowance to executive officers as well as directors and certain other employees and believe that the product allowances enhance product knowledge and appreciation.
•	Matching contribution program whereby certain employees, including the executive officers, can direct a portion of our charitable contributions (not in excess of $5,000) in connection with their respective voluntary contributions to the Constellation Brands, Inc. Political Action Committee – As we make these donations directly to the charity in our name in an amount equal to the donations made by the executives to the political action committee, this benefit does not represent compensation to named executive officers and is not reflected in the Summary Compensation Table. We believe, however, that charitable contributions are a worthy and important corporate activity, and we believe this program helps promote this charitable spirit in our officer ranks and furthers our connection with the communities in which we operate.
•	Expanded annual physical health review on a voluntary basis – We believe we benefit from offering an annual comprehensive health physical by encouraging our executive officers to protect their health while enabling them to devote maximum time and effort to business matters.
•	Club membership for Mr. Berk – We believe this benefit is competitive with benefits offered to similarly situated executives at comparable companies.

Accounting Considerations

Accounting for Stock-Based Compensation

Effective March 1, 2006, we adopted Statement of Financial Accounting Standards No. 123(R) requiring that we recognize in our financial statements the cost resulting from all share-based payment transactions such as stock options. As with any significant change in accounting requirements, we and our Board of Directors have considered and continue to monitor the impact of this new standard. At this time, we continue to believe that equity-based executive compensation, including stock options, serves an important role in our executive compensation program design, and we have not significantly altered our compensation philosophy or award mix in light of this new accounting standard.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code provides that certain compensation in excess of $1 million per year paid to a company’s chief executive officer and four other most highly paid executive officers may not be deductible by that company unless it qualifies as performance-based compensation. The Human Resources Committee recognizes the benefits of structuring executive compensation so that Section 162(m) does not limit our tax deductions for such compensation, and our Long-Term Stock Incentive Plan, Incentive Stock Option Plan and Annual Management Incentive Plan have been designed so that the Human Resources Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, including those discussed in this Compensation Discussion and Analysis under the heading “Annual Cash Bonus Awards” regarding cash bonus awards for fiscal 2007, the Human Resources Committee may decide to award executive compensation in an amount and form that is not deductible under Section 162(m).

Compensation Committee Report

We, the Human Resources Committee of the Board of Directors of the Company (which committee functions as the compensation committee of the Board of Directors), have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussion, have recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference to this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended February 28, 2007.

Human Resources Committee:

Thomas C. McDermott (Chair)

Jeananne K. Hauswald

Paul L. Smith

Peter H. Soderberg

Summary Compensation

The following table sets forth the compensation paid or accrued by the Company for the fiscal year ended February 28, 2007 (“fiscal 2007”) for services rendered in all capacities, by the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers during fiscal 2007 (the “named executive officers”).

Summary Compensation Table for Fiscal 2007

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Richard Sands, Chairman of the Board and Chief Executive Officer	2007	1,040,000	436,348	—	556,742	—	—	339,984	2,373,074
Robert Sands, President and Chief Operating Officer	2007	852,800	357,805	—	473,746	—	—	288,875	1,973,226
Alexander L. Berk, Chief Executive Officer, Constellation Beers & Spirits (4)	2007	608,159	29,800	—	193,665	548,316	—	65,883	1,445,823
Thomas S. Summer, Executive Vice President and Chief Financial Officer (5)	2007	487,675	119,175	—	247,228	—	—	40,157	894,235
Thomas J. Mullin, Executive Vice President and General Counsel	2007	444,782	108,767	—	233,931	—	—	37,967	825,447

(1)	These amounts represent the dollar amount recognized for financial statement reporting purposes for fiscal 2007 for the fair value of all stock options granted in and (except for Mr. Berk) prior to fiscal 2007 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”) using the Black-Scholes option-pricing model with the assumptions described in Note 15 of the Company’s financial statements included in the Annual Report on Form 10-K for the year ended February 28, 2007, except that the amounts shown exclude the impact of estimated forfeitures related to service-based vesting terms. See the Grants of Plan-Based Awards Table for information on awards made during fiscal 2007. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)	This amount represents a payment made in April 2007 under the fiscal 2007 program for executive officers under the Company’s Annual Management Incentive Plan.

(3)	The amounts set forth in this column include (i) Company matching contributions under the 401(k) and Profit Sharing Plan earned in fiscal 2007, (ii) Company 3% annual contributions and supplemental profit sharing contributions under the 401(k) and Profit Sharing Plan earned in fiscal 2007, (iii) Company contributions under the 2005 Supplemental Executive Retirement Program made during fiscal 2007 based upon fiscal 2006 performance, and (iv) perquisites and other personal benefits for fiscal 2007, as set forth below:

Name	401(k) and Profit Sharing Plan Matching Contributions ($)	401(k) and Profit Sharing Plan 3% Annual and Supplemental Profit Sharing Contributions ($)	2005 Supplemental Executive Retirement Plan Contributions ($)	Perquisites and Other Personal Benefits ($)	Total “All Other Compensation” ($)
Richard Sands	6,785	15,579	60,677	256,943	339,984
Robert Sands	6,705	15,579	46,805	219,786	288,875
Alexander L. Berk	6,717	15,961	30,056	13,149	65,883
Thomas S. Summer	6,814	15,579	17,764	—	40,157
Thomas J. Mullin	6,743	15,579	15,645	—	37,967

Perquisites and Other Personal Benefits include an automobile allowance, personal use of corporate aircraft, complimentary product allowance, an expanded annual physical, and a club membership. The amount of these benefits provided to Richard Sands included $247,812 for the personal use of corporate aircraft, $2,745 for his automobile allowance and $6,386 for his product allowance. The amount of these benefits provided to Robert Sands included $217,041 for the personal use of corporate aircraft as well as $2,745 for his automobile allowance. The amount of benefits to Mr. Berk consisted of $5,640 for his automobile allowance, $4,200 for a club membership, and $3,309 for his product allowance. The aggregate amount of these benefits provided to Messrs. Summer and Mullin was less than $10,000 each.

Values noted above for the personal use of corporate aircraft represent the aggregate incremental cost to the Company for such use. The aggregate incremental cost of personal use of the corporate aircraft includes (i) the cost of fuel (using aircraft-specific average consumption rates per hour and aircraft-specific average fuel costs), (ii) ordinary aircraft maintenance (using aircraft-specific average maintenance costs per hour) and (iii) specific trip-related expenses including crew hotel and meals, on-board catering, trip-related landing fees, hangar and parking costs, and similar costs. Since Company aircraft are used primarily for business travel, the methodology excludes fixed, capital and similar costs. In instances where family members or guests fly on Company aircraft as additional passengers on business flights with an executive the aggregate incremental cost to the Company is de minimis in amount, and no amount is reflected in the table for these additional passengers.

(4)	Mr. Berk is employed by Barton Incorporated, a wholly-owned subsidiary of the Company. Mr. Berk is also President and Chief Executive Officer of Barton Incorporated.

(5)	Mr. Summer retired from the position of Executive Vice President and Chief Financial Officer of the Company in May 2007 which was after the completion of fiscal 2007. Mr. Robert P. Ryder assumed the position of Executive Vice President and Chief Financial Officer of the Company at that same time.

Grants of Plan-Based Awards in Fiscal 2007

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($) (4)
		Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)
Richard Sands	N/A	312,000	1,248,000	2,000,000
	4/5/06				201,000	(2)	$25.88	2,010,901
	4/5/06				30,000	(3)	$25.88	300,135
Robert Sands	N/A	255,840	1,023,360	2,000,000
	4/5/06				164,800	(2)	$25.88	1,648,739
	4/5/06				30,000	(3)	$25.88	300,135
Alexander L. Berk	N/A	106,428	425,711	851,423
	4/5/06				82,300	(2)	$25.88	823,369
Thomas S. Summer	N/A	85,343	341,376	682,745
	4/5/06				66,000	(2)	$25.88	660,296
	4/5/06				30,000	(3)	$25.88	300,135
Thomas J. Mullin	N/A	77,837	311,347	622,694
	4/5/06				60,200	(2)	$25.88	602,270
	4/5/06				30,000	(3)	$25.88	300,135

(1)	These columns show the potential payouts for fiscal 2007 under the Company’s Annual Management Incentive Plan if threshold, target or maximum performance was achieved under the plan. The performance goals and bonus targets for determining payouts are described under the caption “Annual Cash Bonus Awards” in the Compensation Discussion and Analysis. The actual payout under the plan for each named executive officer, if any, is set forth in the Summary Compensation Table under the Non-Equity Incentive Compensation Column.

(2)	This represents the number of options granted to the executive as part of the Human Resources Committee’s annual grant of options under the Company’s Long-Term Stock Incentive Plan. These options vest and become exercisable ratably in four equal installments beginning one year after the grant date. Further information concerning these awards can be found under the caption “Long-Term Incentive Awards” and subheading “Fiscal 2007 Executive Officer Awards” thereunder in the Compensation Discussion and Analysis.

(3)	This represents the number of options granted to the executive as part of the Human Resources Committee’s special grant of options under the Company’s Long-Term Stock Incentive Plan in connection with an acquisition. These options vest and become exercisable ratably in four equal installments beginning one year after the grant date. These options were subject to an additional vesting requirement that the acquisition close by December 31, 2006, which has been satisfied. Further information concerning these awards can be found under the caption “Long-Term Incentive Awards” and subheading “Fiscal 2007 Executive Officer Awards” thereunder in the Compensation Discussion and Analysis.

(4)	These amounts represent the full grant date fair value of these stock options granted in fiscal 2007. This represents the aggregate amount that the Company expects to expense for such option grant in accordance with SFAS 123(R) over the option’s vesting schedule. A discussion of the assumptions used in calculating these values may be found in Note 15 of the Company’s financial statements in the Annual Report on Form 10-K for the year ended February 28, 2007. These amounts reflect the Company’s aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

Outstanding Equity Awards at February 28, 2007

None of the named executive officers had any stock awards outstanding as of February 28, 2007. The following table presents information concerning outstanding stock option awards to each of the named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date (2)
Richard Sands	137,600			5.1250	9/14/07
	132,800			6.4532	4/26/08
	122,400			6.5000	4/14/09
	8,800			7.1641	9/20/09
	176,800			6.4375	4/5/10
	126,400			8.8713	4/10/11
	200,000			10.2500	9/26/11
	152,200			11.7950	4/2/13
	45,000	15,000	(3)	11.7500	4/3/13
	242,800			16.6300	4/6/14
	40,000			23.0200	12/23/14
	156,200			27.2350	4/7/15
		201,000	(4)	25.8800	4/5/16
		30,000	(4)(5)	25.8800	4/5/16
Robert Sands	133,600			5.1250	9/14/07
	128,800			6.4532	4/26/08
	128,000			6.5000	4/14/09
	156,800			6.4375	4/5/10
	112,000			8.8713	4/10/11
	160,000			10.2500	9/26/11
	107,600			11.7950	4/2/13
	45,000	15,000	(3)	11.7500	4/3/13
	191,800			16.6300	4/6/14
	40,000			23.0200	12/23/14
	128,000			27.2350	4/7/15
		164,800	(4)	25.8800	4/5/16
		30,000	(4)(5)	25.8800	4/5/16
Alexander L. Berk	129,600			6.4375	4/5/10
	88,000			8.8713	4/10/11
	80,000			10.2500	9/26/11
	81,000			11.7950	4/2/13
	84,600			16.6300	4/6/14
	53,800			27.2350	4/7/15
		82,300	(4)	25.8800	4/5/16

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date (2)
Thomas S. Summer	63,000			11.7950	4/2/13
	45,000	15,000	(3)	11.7500	4/3/13
	63,800			16.6300	4/6/14
	40,000			23.0200	12/23/14
	40,600			27.2350	4/7/15
		66,000	(4)	25.8800	4/5/16
		30,000	(4)(5)	25.8800	4/5/16
Thomas J. Mullin	44,800			6.7500	6/20/10
	62,400			8.8713	4/10/11
	100,000			10.2500	9/26/11
	59,000			11.7950	4/2/13
	45,000	15,000	(3)	11.7500	4/3/13
	60,000			16.6300	4/6/14
	40,000			23.0200	12/23/14
	38,000			27.2350	4/7/15
		60,200	(4)	25.8800	4/5/16
		30,000	(4)(5)	25.8800	4/5/16

(1)	The exercise price of an option is the closing price for a share of Class A Stock on the grant date. Since October 12, 1999, Class A Stock traded on the New York Stock Exchange. Between May 1992 and October 12, 1999, Class A Stock traded on the Nasdaq Stock Market.

(2)	All options set forth in the table have a ten-year term.

(3)	The vesting schedule for these grants is 25% per year at each of the first four anniversaries of April 3, 2003.

(4)	The vesting schedule for these grants is 25% per year at each of the first four anniversaries of April 5, 2006.

(5)	In addition to the normal four-year vesting schedule, the vesting of these awards was subject to a requirement that an acquisition occur by a specified date. This additional vesting requirement has been satisfied.

Option Exercises and Stock Vested in Fiscal 2007

None of the named executive officers had any stock awards vest in fiscal 2007. The following table presents information concerning stock option exercises by each of the named executive officers in fiscal 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Richard Sands	160,000	3,991,392
Robert Sands	160,000	3,991,392
Alexander L. Berk	115,680	2,176,925
Thomas S. Summer	100,000	1,458,820
Thomas J. Mullin	100,000	2,104,470

(1)	These amounts reflect the difference between the exercise price of the option and the market price of a share of Class A Stock at the time of exercise for all option exercises by a named executive officer in fiscal 2007.

Retirement Benefits

The Company maintains a defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, the Constellation Brands, Inc. 401(k) and Profit Sharing Plan, to make available tax-favored retirement savings to all eligible U.S. employees, including the named executive officers. Additional detail regarding this plan is included in the Compensation Discussion and Analysis under the heading “Savings Plans and Health and Welfare Benefits.”

Participants direct the investment of their accounts under the plan from an array of third-party managed investment options as selected by plan fiduciaries from time to time. All participants are 100% vested in their contributions, the 3% annual contributions and any earnings on these contributions. The Company’s matching contributions and supplemental profit sharing contributions, together with the earnings on those amounts, vest at the rate of 20% a year commencing on the first anniversary of the participant’s date of hire.

Based on its analysis of fiscal 2007 company performance and, for employees of specific businesses within the Company, the performance of those specific businesses, the Human Resources Committee recommended and the Board of Directors awarded supplemental profit sharing contributions for fiscal 2007. Employees of the Company’s corporate group, including Richard Sands, Robert Sands, Thomas S. Summer, and Thomas J. Mullin, received a 4% supplemental profit sharing contribution. Employees of the Company’s beers and spirits businesses, including Alexander L. Berk, received a 4.17% supplemental profit sharing contribution. See footnote 3 to the Summary Compensation Table for additional information about Company contributions to the named executive officers.

Nonqualified Deferred Compensation

In addition to the Company’s 401(k) and Profit Sharing Plan, certain employees who reside in the United States, including each of the named executive officers, also are eligible to participate in the Company’s 2005 Supplemental Executive Retirement Plan, which is a non-qualified retirement savings plan designed to satisfy Section 409A of the Internal Revenue Code. The 2005 Supplemental Executive Retirement Plan and its predecessor plan, the Supplemental Executive Retirement Plan (in which each named executive officer currently has a balance but to which no further contributions will be made), are designed to provide participants with the benefit of the Company’s 3% annual contributions and supplemental profit sharing contributions that could not be made to the 401(k) and Profit Sharing Plan due to limitations prescribed by the Internal Revenue Service.

Once a year participants may direct the investment of their accounts under the plans from an array of third-party managed investment options that is similar to those offered under the Company’s 401(k) and Profit Sharing Plan, as selected by the plan fiduciaries from time to time. Contributions to the 2005 Supplemental Executive Retirement Plan currently vest at a rate of 20% a year commencing on the date the Company makes contributions.

For each of fiscal 2006 and fiscal 2007, the Company contributed to the 2005 Supplemental Executive Retirement Plan on behalf of each participant, including the named executive officers, a sum equal to the amount of his respective 3% annual contribution and supplemental profit sharing contribution that he would have received on the portion of his salary that exceeded the applicable Internal Revenue Service limits. The Company pays these amounts shortly after approval by the Human Resources Committee at its April meeting. See footnote 3 to the Summary Compensation Table information about Company contributions to the accounts for named executive officers during fiscal 2007 and see the table below for additional information.

Named executive officers do not make contributions under the 2005 Supplemental Executive Retirement Plan, and there were no withdrawals by or distributions to any named executive officer during fiscal 2007 under that plan or its predecessor plan.

Name	Registrant Contributions in last FY ($) (1)	Aggregate Earnings in last FY ($) (2)	Aggregate Balance at Last FYE ($) (3)
Richard Sands	60,677	60,866	503,570
Robert Sands	46,805	42,117	392,119
Alexander L. Berk	30,056	49,012	417,497
Thomas S. Summer	17,764	10,992	137,436
Thomas J. Mullin	15,645	4,116	73,677

(1)	Reflects Company contributions credited to the account of each named executive officer in fiscal 2007 for fiscal 2006 performance under the 2005 Supplemental Employee Retirement Plan.

(2)	These amounts represent the earnings during fiscal 2007 on the accounts held for each named executive officer under either the 2005 Supplemental Employee Retirement Plan or the Company’s predecessor plan.

(3)	These amounts represent the fiscal 2007 year end balance of the accounts held for each named executive officer under either the 2005 Supplemental Employee Retirement Plan or the Company’s predecessor plan.

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

Neither Richard Sands nor Robert Sands has an employment agreement or similar arrangement. The other three named executive officers during fiscal 2007 have employment arrangements as summarized below.

Alexander L. Berk

Mr. Berk and Barton Incorporated (“Barton”), a wholly-owned subsidiary of the Company, are parties to an employment agreement that provides for Mr. Berk’s compensation and sets forth the terms and conditions of Mr. Berk’s employment with Barton. Under his employment agreement, Mr. Berk serves as the President and Chief Executive Officer of Barton. He also serves as Chief Executive Officer, Constellation Beers and Spirits.

The term of the agreement automatically extends for one-year periods expiring on the last day of February unless either Mr. Berk or Barton notifies the other that such party does not wish to extend it. The agreement will terminate prior to the expiration of the current term (i) upon Mr. Berk’s death or retirement, (ii) at Barton’s election, for cause or upon Mr. Berk’s complete disability, or (iii) at Mr. Berk’s election for good reason (all as set forth in the agreement). If Barton decides not to extend the term of the agreement, or if the agreement terminates by reason of Mr. Berk’s death, complete disability, or retirement, or at Mr. Berk’s election for good reason, Barton is obligated to pay to Mr. Berk a post-termination benefit equal to 100% of his then current base salary plus the amount paid to him under the Annual Management Incentive Plan for the immediately preceding fiscal year. If Mr. Berk decides not to extend the term of the agreement, then Barton is obligated to pay to Mr. Berk a post-termination benefit equal to one-half of the foregoing amount.

In the event that Mr. Berk elects to terminate his employment for good reason, or Barton elects to terminate Mr. Berk’s employment for reasons other than death, complete disability, cause, or if Barton decides not to extend the term of the agreement, then Mr. Berk is entitled to be paid (i) a supplementary post-termination benefit equal to what he otherwise would have been entitled to receive as his share under what is now the 401(k) and Profit Sharing Plan for the fiscal year in which such termination occurs if the plan is in existence and he would not be paid such amount under the terms of the plan itself and (ii) a prorated portion of his then current base salary based on the time remaining in the then current term of the agreement.

Post-termination benefits are payable to Mr. Berk in a lump sum as soon as practicable after his employment terminates, except that any supplementary post-termination benefit relating to the 401(k) and Profit Sharing Plan is payable promptly after the Company makes its profit-sharing contributions under the plan for that fiscal year.

The agreement requires Mr. Berk to keep certain information with respect to the Company confidential during and after his employment with the Company.

Thomas S. Summer

On October 24, 2006, the Company entered into a letter agreement with Mr. Summer regarding his retirement. Pursuant to that letter agreement, which superseded Mr. Summer’s employment letter dated March 10, 1997, Mr. Summer agreed to continue to perform on a full time basis his duties as Executive Vice President and Chief Financial Officer until May 15, 2007 (the “Transition Date”) or the earlier appointment by the Company of a new Chief Financial Officer. Mr. Summer also agreed to assist in identifying a successor to his position. The agreement provided that, from the date of the letter agreement until the Transition Date, Mr. Summer would continue to receive his current compensation and benefits in accordance with the Company’s benefit plans. Mr. Summer retired from his position as Executive Vice President and Chief Financial Officer on May 15, 2007. Robert P. Ryder assumed this position on the same day.

Pursuant to the agreement, Mr. Summer will continue as an employee of the Company from the Transition Date through May 14, 2008 (the “Separation Date”) providing transitional assistance in person or by telephone or other electronic means as reasonably requested by the Chief Executive Officer of the Company. During the period between the Transition Date and the Separation Date (the “Transition Period”), Mr. Summer will receive the base compensation that he was receiving on the Transition Date and will be entitled to the retirement and welfare benefits that are generally provided to employees consistent with the terms of such plans. He will not be entitled to bonuses, stock options or other incentive compensation during the Transition Period or for the fiscal years ending after the Transition Date, except that he had the right to and did participate in the annual option grants awarded in April 2007 and was paid a lump sum amount of $88,800 on the Transition Date. The Company agreed to consider increasing Mr. Summer’s compensation during the Transition Period if the demands placed on him become excessive.

After the Separation Date, Mr. Summer will not be entitled to receive compensation, severance or other benefits except as follows. He will be entitled to receive vested benefits under the Company’s retirement plans and stock incentive plans, reimbursement for business expenses properly incurred before the Separation Date and rights as provided by law. All outstanding, unvested options will immediately vest on the Separation Date, and he will have thirty (30) days from the Separation Date to exercise vested stock options.

The parties may agree to accelerate the Separation Date from May 14, 2008 by mutual consent.

In consideration of the benefits provided under the letter agreement, Mr. Summer covenanted not to compete with the Company or solicit customers of the Company through the Separation Date unless the Company believes the competitive impact of his activities to be minimal or otherwise manageable.

Thomas J. Mullin

Mr. Mullin and the Company entered into an employment letter dated February 18, 2000. While the employment letter indicates that Mr. Mullin is an at-will employee of the Company, it provides that he will receive no less than 12 months of base compensation as severance arising out of a termination by the Company without cause, as determined in the sole discretion of the Company. Mr. Mullin’s right to the severance payment is conditioned upon his execution of the Company’s standard release and exit documentation.

Termination or Change-in-Control

Other than described above, the named executive officers during fiscal 2007 do not have employment, severance or change-in control agreements with the Company. The information below describes and quantifies certain compensation that would become payable under existing agreements, plans and arrangements if a named executive officer’s employment had terminated on February 28, 2007, based on the terms and conditions of the Company’s plans and arrangements, that named executive officer’s compensation, and the closing price of a share of Class A Stock, all as of that date. These benefits are in addition to the benefits generally available to salaried employees in the U.S., such as the Company’s 401(k) and Profit Sharing Plan, 1989 Employee Stock Purchase Plan, life insurance program, medical, dental and vision benefits, and disability benefits. As of February 28, 2007, none of the named executive officers was eligible to receive retirement benefits under the Company’s plans and arrangements.

Many factors can affect the nature and amount of the compensation and benefits that a named executive officer may receive upon a termination of employment. Factors that could affect these amounts include the timing during the year of any such event, whether and when a named executive officer decides to exercise stock options and the Company’s stock price on that date, that named executive officer’s age and years of service, and the exercise of discretion by the Company’s Board of Directors or Human Resources Committee regarding the payment of compensation and benefits.

Severance Pay. The severance benefits contained in the employment agreements for Messrs. Berk, Summer and Mullin are described above under the “Employment Agreements.” Neither Richard Sands nor Robert Sands has an employment, severance or change-in-control agreement with the Company, and any severance benefits payable to them would be determined by the Human Resources Committee in its discretion. The following chart provides the severance payments named executive officers would have received under their employment agreements in the event of certain termination events as of February 28, 2007:

Name	Death, Disability or Retirement	Voluntary Termination	Involuntary Termination Without Cause	Involuntary Termination With Cause
Richard Sands	—	—	—	—
Robert Sands	—	—	—	—
Alexander L. Berk	$1,101,469(1)	$550,735(2)	$1,101,469(1)	—
Thomas S. Summer	—	—	$ 589,219(3)(4)	—
Thomas J. Mullin	—	—	$ 444,782(3)	—

(1)	Based on fiscal 2007 salary and the payment under the Annual Management Incentive Plan for fiscal 2006.

(2)	Equal to one-half of the amount described in footnote 1 above.

(3)	Based on fiscal 2007 salaries in effect on February 28, 2007.

(4)	Based on the amount of time remaining, as of February 28, 2007, under the terms of Mr. Summer’s employment letter dated October 24, 2006.

Equity Awards. The unvested equity grants to each of the named executive officers are described above under the heading “Outstanding Equity Awards at February 28, 2007.” The Company made each of these grants pursuant to the Long-Term Stock Incentive Plan. Pursuant to that plan, no accelerated vesting would have occurred in the event of a termination as of February 28, 2007 in the event of a voluntary termination by a named executive officer, or an involuntary termination by the Company, whether with or without cause. In each of these instances, a participant, including any named executive officer, would have 30 days from termination in which to exercise vested awards (or, if earlier, until the option’s expiration date). In the event of death, disability or retirement, however, the unvested options of a plan participant, including any named executive officer, would vest and would remain exercisable for one year from such event (or, if earlier, until the option’s expiration date). Generally, unvested options will also vest under the plan in the event of a change-in-control. As of February 28, 2007, the named executive officers had unvested options with a value, based on the aggregate difference between the closing price of a share of Class A Stock on that day and the exercise prices of any in-the-money option grants, as follows:

•	Each of Richard Sands, Robert Sands, Thomas Summer and Thomas Mullin – $175,650
•	Alexander Berk – $0.

Annual Management Incentive Plan Payments. The Company’s Annual Management Incentive Plan is described above under the heading “Annual Cash Bonus Awards” in the Compensation Discussion and Analysis. The plan provides that, in the event of death, disability, retirement or involuntary termination without cause, the Company will provide to the participant a ratable portion of any payment approved for that fiscal year based on the performance and bonus targets established under the plan. In the event of a change-in-control, the performance period would end on the date of the change-in-control and performance targets would be adjusted to reflect the early termination of the performance period. Since February 28, 2007 was the end of the Company’s fiscal year, a named executive officer whose employment with the Company terminated as of that date for any reason would have received the appropriate annual payment for fiscal 2007 as determined in accordance with the plan. Actual payouts under the plan to the named executive officers for fiscal 2007 are set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Supplemental Executive Retirement Plans. The Company’s supplemental executive retirement plans are described above under the heading “Nonqualified Deferred Compensation.” In the event of any termination of employment as of February 28, 2007, each named executive officer (or, in the case of death, the officer’s beneficiary) would be entitled to receive the value of his respective supplemental executive retirement plan account balances set forth above in the Nonqualified Deferred Compensation Table. In addition, because February 28, 2007 was the end of the Company’s fiscal year, each named executive officer would also have received the final Company contribution to the 2005 Supplemental Executive Retirement Plan, which was approved by the Human Resources Committee in April 2007. These final contribution amounts were as follows:

•	Richard Sands – $57,325
•	Robert Sands – $44,234
•	Alexander Berk – $27,812
•	Thomas Summer – $18,650
•	Thomas Mullin – $15,676.

The plans call for distributions of vested benefits to the named executive officers to be made by lump sum. Payments under the Supplemental Executive Retirement Plan would be made after the termination event, while payments to the named executive officers under the 2005 Supplemental Executive Retirement Plan would be made six months after termination in compliance with Section 409A of the Internal Revenue Code. The plans would automatically terminate, all participant accounts would vest, and the Company would make similar lump sum payments of account balances to participants in the event of a change-in-control as defined by the plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Richard Sands, Robert Sands and other members of the Sands family beneficially own various entities, through which, among other activities, they own and operate the Inn on the Lake in Canandaigua, New York (the “Inn”). The Inn is frequently used by the Company for Company functions and for its out-of-town employees visiting the Company on business. The Company pays the Inn at not more than its standard rates for these services. During fiscal 2007, the Company paid the operator of the Inn approximately $48,390.67 (exclusive of employee reimbursed expenses).

Richard Sands is Chief Executive Officer and a director of Friends of The Constellation Brands – Marvin Sands Performing Arts Center, Inc., a registered New York charity located in Canandaigua, New York to which Constellation Brands, Inc. has pledged the amount of $1.5 million, payable over fifteen (15) years, in exchange for naming rights for the performing arts center. The Company has selected the name “The Constellation Brands—Marvin Sands Performing Arts Center.” Robert Sands is also a director of that entity. In fiscal 2007, the Company paid the entity $100,000 for the naming rights and $15,000 for box seats at the center.

By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands, is the trustee. Pursuant to the Agreement, in prior years the Company paid the annual premium on an insurance policy (the “Policy”) held in the trust, and the trust has reimbursed the Company for the portion of the premium equal to the “economic benefit” to Marvin and/or Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect. The Policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value of $5 million. Pursuant to the terms of the trust, Robert Sands (in his individual capacity), Richard Sands and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below) if they survive Marilyn Sands. While the Company has made no premium payment on behalf of the trust since fiscal 2002, from the inception of the agreement through the end of fiscal 2002 the Company paid aggregate premiums, net of reimbursements, of $2,382,327. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of Marilyn Sands or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

James A. Locke III, a director of the Company, is a partner in the law firm of Nixon Peabody LLP, the Company’s principal outside counsel.

Policy Regarding Related Person Transactions

The Board adopted a written policy in April 2007 that all related person transactions or series of similar transactions required to be disclosed pursuant to Regulation S-K Item 404(a) must be presented to the Corporate Governance Committee for pre-approval or ratification. The policy requires each of the Company’s directors and executive officers to notify the General Counsel promptly and, wherever possible, in advance of the occurrence of any potential related person transaction in which such director or executive officer is directly or indirectly involved.

The General Counsel is responsible for reviewing all potential related person transactions and taking all reasonable steps to ensure that all material related person transactions be presented to the Corporate Governance Committee for pre-approval or ratification by members of the Committee in their discretion at the Committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or his or her immediate family member has a material interest; provided, however, that such director shall provide any information concerning such related person transaction that the Corporate Governance Committee may reasonably request. If a potential related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel under the policy.

The Corporate Governance Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the Corporate Governance Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether the Company is able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to the Company and the impact of the transaction on the related party. The Company is not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) since the beginning of fiscal 2007 that has not been pre-approved or ratified pursuant to this policy.

This policy serves in addition to, and not in derogation of, the Company’s by-laws, Code of Business Conduct and Ethics or any other Company policies, procedures, and controls.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company’s Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 2007 were complied with in a timely fashion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director Nominees

The Board of Directors of the Company nominated eight (8) directors to be elected by the stockholders at the Meeting to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Richard Sands, Robert Sands, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott, Paul L. Smith and Peter H. Soderberg, all of whom currently serve as directors of the Company. Of the eight (8) nominees, Messrs. McDermott and Smith have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining six (6) nominees are to be elected by the holders of the Class A Stock and the Class B Stock, voting as a single class.

Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board of Directors of the Company. The following paragraphs contain certain biographical information about the nominees. The reported age of each nominee is as of June 1, 2007.

Barry A. Fromberg	Director since 2006

Mr. Fromberg, age 52, who is currently retired, had been Executive Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 1998 until April 1, 2006. From 1995 to 1998, Mr. Fromberg served as Chairman and Chief Executive Officer of a subsidiary of Paging Network, Inc., a provider of wireless communications services, and from 1993 to 1995 he was Senior Vice President and Chief Financial Officer of Paging Network, Inc. He served as Executive Vice President and Chief Financial Officer of Simmons Communications, Inc., a cable television operator, from 1987 to 1993. He is a Certified Public Accountant.

Jeananne K. Hauswald	Director since 2000

Ms. Hauswald, age 63, has been a managing partner of Solo Management Group, LLC, a corporate finance and investment management consulting company, since September 1998. From 1987 to her retirement in 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation.

James A. Locke III	Director since 1983

Mr. Locke, age 65, has been engaged in the practice of business and corporate law, including primarily mergers and acquisitions, since 1971. He is, and has been since 1996, a partner with the law firm of Nixon Peabody LLP. He is located in the Rochester, New York office of the firm. Nixon Peabody LLP is the Company’s principal outside counsel. Prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester as a partner with another law firm.

Thomas C. McDermott	Director since 1997

Mr. McDermott, age 70, has been Chairman of GPM Associates, LLP (formerly, Forbes Products, LLC), a custom vinyl business products company, since January 1998. From 1994 to 1997, Mr. McDermott was President and Chief Executive Officer of Goulds Pumps, Incorporated, a centrifugal pumps company for industrial, domestic and agricultural markets, where he also was Chairman from 1995 to 1997. From 1986 to 1993, he was President and Chief Operating Officer of Bausch & Lomb Incorporated, a contact lens, lens-care and eyewear products company.

Richard Sands, Ph.D.	Director since 1982

Mr. Sands, age 56, is the Chairman of the Board and Chief Executive Officer of the Company. He has been employed by the Company in various capacities since 1979. He was elected Chief Executive Officer in October 1993 and has served as a Director since 1982. In September 1999, Mr. Sands was elected Chairman of the Board. He served as Executive Vice President from 1982 to May 1986, as President from May 1986 to December 2002 and as Chief Operating Officer from May 1986 to October 1993. He is the brother of Robert Sands.

Robert Sands	Director since 1990

Mr. Sands, age 48, is President and Chief Operating Officer of the Company. He was appointed to these positions in December 2002 and has served as a director since January 1990. He also served as Group President from April 2000 to December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands.

Paul L. Smith	Director since 1997

Mr. Smith, age 71, retired from Eastman Kodak Company in 1993 after working there for thirty-five years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, he served on the Board of Directors of Eastman Kodak Company. Mr. Smith served a term on the Financial Accounting Standards Advisory Council and currently serves on the Board of Directors of Home Properties, Inc.

Peter H. Soderberg	Director since 2007

Mr. Soderberg, age 61, has been President and Chief Executive Officer of Hillenbrand Industries, Inc., a public holding company for two major operating businesses serving the healthcare and funeral services industries, since March 2006. From January 2000 to March 2006, Mr. Soderberg was President and Chief Executive Officer of Welch Allyn, Inc., a leading, privately-held medical device manufacturer. Before that, he was Group Vice President and Chief Operating Officer of Welch Allyn’s medical products business. Prior to joining Welch Allyn, Mr. Soderberg served in a variety of operations, marketing and management positions at Johnson & Johnson. Mr. Soderberg serves on the boards of Hillenbrand Industries, Inc., Greatbatch, Inc., and AdvaMed, the Advanced Medical Technology Association.

See also information regarding James A. Locke III, Richard Sands and Robert Sands under the caption “Certain Relationships and Related Transactions.” For information with respect to the number of shares of the Company’s common stock beneficially owned by each of the above named director nominees, see the tables and the footnotes thereto under “Beneficial Ownership.”

Director Compensation

The Company’s compensation program for members of the Board of Directors currently runs on an annual cycle commencing upon the first Board meeting following the Annual Meeting of Stockholders and includes cash, restricted stock, and stock option components.

The cash component currently consists of (i) an annual retainer of $60,000, payable in quarterly installments of $15,000 at the beginning of each fiscal quarter; (ii) a Board meeting fee of $2,500 for each Board meeting attended (which includes regular, special and annual Board meetings and attendance in person or by conference telephone); (iii) a committee meeting fee of $1,500 per meeting attended (including by conference telephone); and (iv) an annual fee of $12,000 (payable in quarterly installments of $3,000) to the Chair of the Audit Committee and an annual fee of $9,000 (payable in quarterly installments of $2,250) to the Chairs of each of the Human Resources Committee and the Corporate Governance Committee.

Long-term incentive awards are another element of non-management director compensation. Long-term incentive awards in the form of, among others, stock options, stock appreciation rights and restricted stock are available for grant under the Company’s Long-Term Stock Incentive Plan. Each non-management director currently receives annually, if and as approved by the Board of Directors, a stock option grant and a restricted stock award. The number of shares that may be subject to an annual option grant will not exceed the number obtained by dividing $70,000 by the closing price of a share of Class A Stock on the date of the grant. The number of shares of restricted stock that may be awarded is currently calculated by dividing the sum of $40,000 by the closing price of a share of Class A Stock on the date of grant. While the Board has the flexibility to determine at the time of each grant or award the vesting provisions for that grant or award, historically stock option grants vest six (6) months following the date of grant and awards of restricted stock vest one (1) year from the date of grant.

Consistent with this compensation program, on July 27, 2006 the Company awarded a stock option to purchase up to 2,836 shares of Class A Stock to each of the non-management directors who then served on the Board, at an exercise price of $24.68 per share and with an exercise period of January 27, 2007 through July 27, 2016. On that same date each non-management director who then served on the Board also received 1,620 restricted shares of Class A Stock. On the date of these grants, the closing price of Class A Stock was $24.68 per share. Subject to applicable provisions in the award document, the restricted stock will vest on July 27, 2007, or earlier in the event a director resigns on account of disability.

As Barry A. Fromberg joined the Board in April 2006 to fill a vacancy, in addition to his annual retainer, option grant and restricted stock award for the annual period commencing in July 27, 2006, Mr. Fromberg also received a prorated portion of the July 28, 2005 annual retainer, option grant and restricted stock award for the period from his appointment to the Board through July 26, 2006. Specifically, in addition to a prorated annual cash retainer, on April 4, 2006, Mr. Fromberg received a stock option to purchase up to 901 shares of Class A Stock at an exercise price of $25.89 per share and with an exercise period of October 4, 2006 through April 4, 2016 together with 514 restricted shares of

Class A Stock which vested on April 4, 2007. On the date of these grants, the closing price of Class A Stock was $25.89 per share. Similarly, Peter H. Soderberg received a prorated portion of the July 2006 annual retainer, option grant and restricted stock award upon his appointment to the Board on April 4, 2007.

The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors. They also receive complimentary Company products having a value of up to $5,000 and are eligible to participate in a matching contribution program of the Company whereby they can direct a portion of the Company’s charitable contributions (not in excess of $5,000) in connection with their voluntary contributions to the Constellation Brands, Inc. Political Action Committee. As these donations are made in the name of the Company in an amount equal to the donations made by directors to the political action committee, this benefit does not represent compensation and is not reflected in the Director Compensation Table set forth below.

The Company’s current non-management directors are Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott, Paul L. Smith and Peter H. Soderberg. The remaining two directors, Richard Sands and Robert Sands, who are also employees of the Company, receive no additional compensation for serving as directors. The Board of Directors is expected to consider director compensation at a future Board meeting, at which time the compensation paid to directors may be modified.

Director Compensation in Fiscal 2007

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Barry A. Fromberg	82,167	35,521	36,170	—	153,858
Jeananne K. Hauswald	100,333	39,982	27,140	—	167,455
James A. Locke III	89,833	39,982	27,140	—	156,955
Thomas C. McDermott	109,833	39,982	27,140	—	176,955
Paul L. Smith	112,333	39,982	27,140	—	179,455

(1)	Mr. Peter H. Soderberg was elected to serve on the Board of Directors after the conclusion of fiscal 2007 and received no compensation in fiscal 2007.

(2)	This amount represents the dollar amount recognized for financial statement reporting purposes for fiscal 2007 for the fair value of restricted stock awards granted in and (except for Messrs. Fromberg and Soderberg) prior to fiscal 2007 in accordance with SFAS 123(R) using the closing price for the Company’s Class A Stock on the New York Stock Exchange on the date of grant. The Company does not include any impact of estimated forfeitures related to service-based vesting terms in this calculation. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors. The aggregate number of shares under unvested restricted stock awards held at the end of the fiscal year were as follows: Mr. Fromberg: 2,134, Ms. Hauswald: 1,620, Mr. Locke: 1,620, Mr. McDermott: 1,620, and Mr. Smith: 1,620. The following table presents the grant date fair value of restricted stock awards in fiscal 2007:

Name	Date of Grant	Shares of Restricted Stock Awarded	Grant Date Fair Value
Initial grant to Barry A. Fromberg	4/4/06	514	$13,307
Annual grant to each non-management director serving as of July 27, 2006	7/27/06	1,620	$39,982

(3)	This amount represents the dollar amount recognized for financial statement reporting purposes for fiscal 2007 for the fair value of options granted in fiscal 2007 in accordance with SFAS 123(R) using the Black-Scholes option-pricing model with the assumptions described in Note 15 of the Company’s financial statements included in the Annual Report on Form 10-K for the year ended February 28, 2007. The Company does not include any impact of estimated forfeitures related to service-based vesting terms in this calculation. All pre-fiscal 2007 option grants to the directors vested prior to fiscal 2007, and the Company did not recognize any expense for such awards in fiscal 2007. As all fiscal 2007 option awards to directors fully vested during fiscal 2007, the Company completely expensed these awards during fiscal 2007. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors. The aggregate number of shares subject to option awards outstanding at the end of the fiscal year was as follows: Mr. Fromberg: 3,737, Ms. Hauswald: 43,563, Mr. Locke: 61,563, Mr. McDermott: 68,563, and Mr. Smith: 9,049. The following table presents the grant date fair value of stock option awards in fiscal 2007:

Name	Date of Grant	Number of Shares Underlying Award	Grant Date Fair Value
Initial grant to Barry A. Fromberg	4/4/06	901	$ 9,030
Annual grant to each non-management director serving as of July 27, 2006	7/27/06	2,836	$27,140

(4)	The value of perquisites and other personal benefits provided to each of our non-management directors is less than $10,000.

Compensation Committee Interlocks and Insider Participation

During fiscal 2007, Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith served as members of the Human Resources Committee of the Company’s Board of Directors. None of these individuals are or have ever been officers or employees of the Company. Also during fiscal 2007, no executive officer of the Company served on the compensation committee or the board of directors of any company that had one or more of its executive officers serving as a member of the Company’s Human Resources Committee or Board of Directors.

The Board of Directors and Committees of the Board

On December 19, 2003, the Board of Directors adopted revised Board of Directors’ Corporate Governance Guidelines containing categorical standards for determining director independence. These standards, which were most recently revised on April 4, 2007, seek to satisfy the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Board of Directors’ Corporate Governance Guidelines are available on the Company’s website at www.cbrands.com under Investors/Corporate Governance and an excerpt containing the categorical standards is appended to this Proxy Statement. (The information contained on the Company’s website, however, is not a part of this Proxy Statement.) The Board of Directors has affirmatively determined that each current member of the Board, other than Richard Sands and Robert Sands, meets the categorical standards set by the Board to qualify as an independent director. Therefore, each director, other than Richard Sands and Robert Sands, is independent, and a majority of the members of the current Board of Directors are independent. In reaching its determination regarding James A. Locke III, the Board considered the services provided to the Company by the law firm in which Mr. Locke serves as a partner, Nixon Peabody LLP, and the fact that, for each of the last three fiscal years, the Company paid to Nixon Peabody for its services less than the greater of $1,000,000 or two percent of Nixon Peabody’s consolidated gross revenues. The Board of Directors of the Company held nine (9) meetings during fiscal 2007. In addition, the non-management members of the Board of Directors, all of whom are independent, meet periodically in regularly scheduled sessions without management.

The non-management directors select a Lead Director. In accordance with the Board of Directors’ Corporate Governance Guidelines, Jeananne K. Hauswald presides at these meetings in her capacity as Lead Director. Stockholders or other interested parties may arrange to communicate directly with the directors, the Lead Director or the non-management directors as a group by writing to them in the care of the Company at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. The Company will forward all such communications (other than unsolicited advertising materials).

Committees of the Board include a standing Audit Committee, Corporate Governance Committee and Human Resources Committee. Each member of these committees is independent in accordance with the applicable requirements of the New York Stock Exchange’s listing standards, the Securities and Exchange Commission and the Categorical Standards of Independence contained within the Company’s Board of Directors’ Corporate Governance Guidelines. In addition, each committee operates under a written charter that was approved by the Company’s Board of Directors and is available on the Company’s website at www.cbrands.com under Investors/Corporate Governance.

During fiscal 2007, each of the incumbent directors who were directors during that period attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served during his or her period of service. The Company’s directors are encouraged to attend each Annual Meeting of Stockholders, and all directors attended the Company’s 2006 Annual Meeting of Stockholders, except Mr. Soderberg who was not a member of the Board at that time.

Audit Committee. The Audit Committee is a standing committee currently composed of Paul L. Smith (Chair), Barry A. Fromberg, Jeananne K. Hauswald and Thomas C. McDermott, each of whom the Board of Directors has determined is an audit committee financial expert. No committee member simultaneously serves on the audit committees of more than two other publicly registered companies. This Committee performs the Board of Directors’ oversight responsibilities as they relate to the Company’s accounting policies, internal controls and financial reporting practices. In addition, this Committee maintains a line of communication between the Board of Directors and the Company’s financial management, internal auditors and independent public accountants. The Audit Committee held nine (9) meetings during fiscal 2007.

Corporate Governance Committee. The Corporate Governance Committee is a standing committee currently composed of James A. Locke III (Chair), Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith. This committee functions as the nominating committee of the Board of Directors. The Corporate Governance Committee identifies individuals qualified to become Board members consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for the annual meetings of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends to the Board the corporate governance guidelines applicable to the Company, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this Committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer and a director to serve as Chairman of the Board. In addition, this Committee recommends to the Board compensation for directors who are neither present nor former full-time officers of the Company. This Committee held three (3) meetings during fiscal 2007.

The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers and other contacts. The Corporate Governance Committee engaged the services of an independent third-party search firm in order to assist the Corporate Governance Committee in identifying and evaluating potential director candidates who will bring to the Board specific skill sets as established by the Corporate Governance Committee. As a result of this process, Peter H. Soderberg was identified as a potential candidate for nomination to the Board and was subsequently appointed.

The Corporate Governance Committee will consider nominations by stockholders of the Company. Those nominations must include sufficient biographical information so that the Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the Corporate Governance Committee will review the candidate’s character, wisdom, acumen, business experiences and understanding of the Company’s business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

To be considered for nomination at the 2008 Annual Meeting of Stockholders, stockholder submissions for nomination should be received in writing at the Company’s offices, to the attention of the Company’s Secretary, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450, no later than February 19, 2008. Stockholder recommendations made in accordance with these procedures will receive the same consideration and be evaluated in the same manner as other potential nominees.

Human Resources Committee. The Human Resources Committee is a standing committee currently composed of Thomas C. McDermott (Chair), Jeananne K. Hauswald, Paul L. Smith and Peter H. Soderberg. This committee functions as the compensation committee of the Board of Directors. The Human Resources Committee fulfills the Board of Directors’ responsibilities relating to the compensation of the Company’s executives, including the Chief Executive Officer, and has engaged a third-party consultant to assist the Committee in its review and analysis of executive compensation. Additionally, the Human Resources Committee monitors, among other matters: human resources policies and procedures as they relate to the goals and objectives of the Company and good management practices; the Company’s material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the human resources aspects of the ethical conduct of the business and the management of human resources capital; and procedures and internal controls that relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for reviewing total executive compensation in relation to individual executive performance, Company performance, salary information and other parameters deemed reasonable in the assignment of executive compensation levels. This Committee also reviews and approves executive benefits and perquisites and reviews performance systems, including reward programs. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves his compensation, as well as the compensation of other executives. This Committee presently administers the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan, Annual Management Incentive Plan, 1989 Employee Stock Purchase Plan and U.K. Sharesave Scheme, and reviews succession planning for the Company and other important human resources issues. This Committee also reviews with management each required Compensation Discussion and Analysis and recommends to the Board that it be included in the Company’s applicable filings. The Human Resources Committee held four (4) meetings during fiscal 2007.

Audit Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

The Audit Committee of the Board of Directors provides oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent public accountants, internal auditors and management. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. They are also responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Committee, in carrying out its role, relies on the Company’s senior management and its independent public accountants.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007, the Audit Committee met, reviewed and discussed with the Company’s management and with KPMG LLP, the Company’s independent public accountants, the audited financial statements of the Company and related disclosures, and the assessment of the adequacy and effectiveness of the Company’s internal control over financial reporting. Also, the Committee discussed with KPMG LLP, with respect to the fiscal year ended February 28, 2007, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS 89 and SAS 90 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP the independence of that firm as the Company’s independent public accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007 for filing with the Securities and Exchange Commission.

Audit Committee

Paul L. Smith (Chair)

Barry A. Fromberg

Jeananne K. Hauswald

Thomas C. McDermott

Vote Required

A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two (2) directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class A Stock and Class B Stock voting together as a single class is required for the election of the six (6) directors to be elected by the holders of Class A Stock and Class B Stock voting as a single class, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends a vote FOR the nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR the election of all the nominees for whom you are entitled to vote.

PROPOSAL NO. 2

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

On April 4, 2007, the Audit Committee determined to engage KPMG LLP to serve as the Company’s independent public accountants for the fiscal year ending February 29, 2008. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as the Company’s independent public accountants will be presented to the stockholders for their ratification at the Meeting. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its choice. The firm of KPMG LLP, Certified Public Accountants, served as the independent public accountants of the Company for the fiscal years ended February 28, 2007 and February 28, 2006. A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Fees Paid to KPMG LLP

The following fees were billed to the Company by KPMG LLP for services rendered during the fiscal years ended February 28, 2007 and February 28, 2006:

Audit Fees: These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, quarterly reviews of interim financial statements included in the Company’s Form 10-Q reports and audit of internal control, services normally provided by the independent public accountants in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain of the Company’s subsidiaries, and services relating to filings under the Securities Act of 1933 and the Securities Exchange Act of 1934, including fees associated with Section 404 of the Sarbanes-Oxley Act of 2002. The aggregate audit fees billed by KPMG LLP for the year ended February 28, 2007 were $4,644,624, which amount included out-of-pocket expenses. For the year ended February 28, 2006, these audit fees were $3,451,888, which amount included out-of-pocket expenses.

Audit-Related Fees: These amounts relate to benefit plan reviews, assistance on acquisitions/divestitures and other audit-related projects, and the services comprising these fees were in the nature of various employee benefit plan audits and reviews. The aggregate audit-related fees billed by KPMG

LLP for the year ended February 28, 2007 were $27,339 and for the year ended February 28, 2006 were $28,640.

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning. The aggregate tax fees billed by KPMG LLP for the year ended February 28, 2007 were $251,192 and for the year ended February 28, 2006 were an aggregate of $47,512. The services comprising these fees were tax compliance, tax advice and tax planning.

All Other Fees: These amounts relate to all products and services provided to the Company by KPMG LLP, other than services disclosed in the categories above. For the years ended February 28, 2007 and February 28, 2006, KPMG LLP did not provide any products or services other than as disclosed above and, consequently, did not bill the Company for any fees other than as disclosed above.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent public accountants. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chairperson authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal year ended February 28, 2007 were pre-approved in accordance with this policy. These services have included audit services, audit-related services and tax services. The Committee did not pre-approve any other products or services that did not fall into these categories and KPMG LLP provided no other products or services during the past fiscal year.

Vote Required

The adoption of Proposal No. 2 to ratify the selection of KPMG LLP as the Company’s independent public accountants requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders ratify the selection of KPMG LLP as the independent public accountants of the Company for the fiscal year ending February 29, 2008 and, accordingly, recommends that you vote FOR Proposal No. 2. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE

COMPANY’S CERTIFICATE OF INCORPORATION

General

The Board of Directors has approved, subject to the approval of the stockholders of the Company, an amendment to the Company’s certificate of incorporation (the “Proposed Amendment”). The Proposed Amendment would increase the number of authorized shares of Class A Stock to 315,000,000 shares. As a result of this increase, the aggregate number of authorized shares of the Company would be increased to 346,000,000 shares. No other change to the Company’s certificate of incorporation (the “Certificate”) would result from the Proposed Amendment.

The Certificate currently authorizes the Company to issue an aggregate of 331,000,000 shares, consisting of 300,000,000 shares of Class A Stock, 30,000,000 shares of Class B Stock and 1,000,000 shares of Preferred Stock having a par value of $.01 per share. The Proposed Amendment will increase the number of authorized shares of Class A Stock by 15,000,000 shares. If approved by the stockholders of the Company at the Meeting, the Proposed Amendment will become effective when it is filed with the Delaware Secretary of State.

The Board of Directors has recommended that the stockholders of the Company approve the Proposed Amendment. A copy of the Certificate and of the Proposed Amendment are available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Reasons for Increasing the Number of Shares

The primary purpose of the Proposed Amendment is to provide sufficient authorized shares of Class A Stock to accommodate the issuance of shares under the Company’s stock-based plans. The shares authorized by the Proposed Amendment would also be available for use from time to time for corporate purposes that the Board of Directors may consider desirable. The availability of an adequate supply of authorized and unissued shares of Class A Stock, Class B Stock and Preferred Stock benefits the Company by providing it with flexibility in utilizing the shares for future stock dividends and other proper corporate purposes, including acquisitions, equity financings, other stock distributions, and grants of options and other stock rights, all as deemed necessary or advisable by the Board of Directors. If the stockholders approve the Proposed Amendment, the Company will have additional authorized but unissued shares of Class A Stock that may be issued by the Board of Directors of the Company, without the necessity of any further stockholder action, except to the extent otherwise required by applicable law, regulations or the rules of any stock exchange or other market system on which the Company’s securities may then be listed. It is possible that this increase in authorized shares of Class A Stock may have the effect of delaying or preventing a change of control of the Company.

The Company has no present plans, understandings, agreements or arrangements for the issuance of any shares of Class A Stock except for the issuance of Class A Stock (i) pursuant to the Company’s stock-based plans and outstanding options/rights under those plans (including compensation arrangements of directors, if and as approved by the Board of Directors), (ii) upon the conversion of shares of Class B Stock (shares of Class B Stock are convertible into shares of Class A Stock on a one-to-one basis at any time at the option of the holder), and (iii) upon the conversion of Constellation CDIs (Constellation CDIs are convertible into shares of Class A Stock on a ten-to-one basis at any time at the option of the holder).

Vote Required

The adoption of Proposal No. 3 to approve the Proposed Amendment requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the Class A Stock and Class B Stock. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the Proposed Amendment to increase the number of authorized shares of the Company’s Class A Stock from 300,000,000 shares to 315,000,000 shares. Accordingly, the Board of Directors recommends that you vote FOR Proposal No. 3. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 4

PROPOSED AMENDMENT AND RESTATEMENT OF THE

COMPANY’S LONG-TERM STOCK INCENTIVE PLAN

The Human Resources Committee of the Company’s Board of Directors has approved, subject to stockholder approval, an amendment and restatement of the Company’s Long-Term Stock Incentive Plan (“Long-Term Stock Plan”). The amendment and restatement will (i) increase the number of shares of Class A Stock available for awards under the Long-Term Stock Plan from 80,000,000 shares (after adjustment for previous stock splits) to 94,000,000 shares, (ii) revise the maximum number of shares which may be subject to awards under the Long-Term Stock Plan granted in any fiscal year from two and one-half percent of the outstanding Class A Stock as of June 27, 1997, the date the plan was approved by the Board of Directors, (380,343 shares) to any “Covered Employee” to one percent of the diluted shares of Class A Stock outstanding on February 28, 2007 (2,582,378 shares), subject to adjustment in the future to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock, to any “Participant”, (iii) increase the maximum aggregate fair market value of any restricted stock award and the maximum aggregate fair market value of any “Other Stock-Based” award that may be granted to any Covered Employee in any fiscal year from $2,500,000 each to $5,000,000 each, (iv) expand the list of permissible “Performance Criteria” under the Long-Term Stock Plan to also include the following: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin, and (v) make certain other technical amendments to the provisions of, and definitions used in, the Long-Term Stock Plan.

In addition, Section 162(m) of the Internal Revenue Code and its related regulations require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. The Long-Term Stock Plan was last re-approved by the Company’s stockholders on July 23, 2002. Accordingly, under this proposal, by being asked to approve the amendment and restatement of the Long-Term Stock Plan the Company’s stockholders are being asked again to approve the Long-Term Stock Plan.

The amendment and restatement of the Long-Term Stock Plan will become effective upon the approval of the stockholders of the Company. The following discussion summarizes certain provisions of the Long-Term Stock Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Long-Term Stock Plan, which was filed electronically with the Securities and Exchange Commission as an attachment to this Proxy Statement but is not included in the printed version of this Proxy Statement. A copy of the Long-Term Stock Plan is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Summary of Terms

Awards under the Long-Term Stock Plan may consist of any combination of non-qualified stock options, stock appreciation rights, restricted stock or other stock-based awards (collectively, “Awards”). As used in this Proxy Statement, the phrase “Other Stock-Based Awards” means all Awards other than stock options, stock appreciation rights and restricted stock. The aggregate number of shares of the Company’s Class A Stock available for Awards under the Long-Term Stock Plan is increased by the amendment and restatement from 80,000,000 shares (after adjustment for previous stock splits) to 94,000,000 shares. Non-qualified options to purchase 31,323,158 shares of Class A Stock were outstanding under the Long-Term Stock Plan on May 1, 2007. No stock appreciation rights were then outstanding. Additionally, a total of 386,094 shares of restricted stock, whether vested or unvested, had previously been awarded under the Long-Term Stock Plan. Based on these figures plus the number of previously exercised options and stock appreciation rights, an aggregate of 6,990,438 shares were available for Awards under the Long-Term Stock Plan. If the proposed amendment and restatement of the Long-Term Stock Plan is approved, and based upon these figures, the aggregate shares available for awards would increase to 20,990,438 shares. Any Awards granted pursuant to the Long-Term Stock Plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock. The market value of the Class A Stock as of May 1, 2007 was $22.70 per share.

The Long-Term Stock Plan is administered by the Human Resources Committee of the Company’s Board of Directors. The Human Resources Committee may delegate its authority to others as provided in the Long-Term Stock Plan, and the entire Board of Directors may act as the Committee. As used in this section, the term “Committee” means (i) the Human Resources Committee, (ii) a delegate acting under the authority of the Human Resources Committee or (iii) the entire Board of Directors acting as the Committee, as defined in the Long-Term Stock Plan, as applicable. Under the Long-Term Stock Plan, the Committee is charged with responsibility for selecting the participants and for determining the number and type of Awards to be granted to each participant, the timing of the Awards, and any other terms and conditions applicable to the Awards.

The persons who are eligible to participate in the Long-Term Stock Plan include directors and employees (including officers) of the Company and its subsidiaries. Currently, six non-employee directors and approximately 9,200 employees are eligible to participate in the Long-Term Stock Plan; however, only directors and employees selected by the Committee will be granted Awards under the Long-Term Stock Plan. Outstanding non-qualified options granted under the Long-Term Stock Plan are, as of May 1, 2007, held by approximately 1,940 employees and each of the Company’s six non-employee directors.

The Long-Term Stock Plan may be amended, modified or terminated by the Committee from time to time. No amendment, modification or termination of the Long-Term Stock Plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any Award will terminate if the Committee determines that the participant is engaged in competition with the Company or has been terminated for “cause” as defined in the Long-Term Stock Plan.

Stock options and other Awards previously granted pursuant to the Long-Term Stock Plan will not be affected by the amendment and restatement of the Long-Term Stock Plan and will remain outstanding until they are exercised, expire or otherwise terminate. The following table sets forth the aggregate number of options granted under the Long-Term Stock Plan to certain individuals and groups of individuals at any time:

Individual or Group of Individuals	Aggregate Number of Options Granted
Richard Sands,
Chairman of the Board and Chief Executive Officer	2,887,343
Robert Sands,
President and Chief Operating Officer	2,641,743
Alexander L. Berk,
Chief Executive Officer, Constellation Beers and Spirits	1,631,850
Thomas S. Summer,
Executive Vice President and Chief Financial Officer	1,282,100
Thomas J. Mullin,
Executive Vice President and General Counsel	1,091,500
All Executive Officers as a Group (7 persons) (1)	9,618,636
All Directors who are not Executive Officers as a Group (6 persons)	491,109
All employees other than Executive Officers as a Group (2)	76,957,267

(1)	This group consists of the Company’s current executive officers; therefore, Mr. Summer is not included in this group.

(2)	This group consists of the Company’s current and former employees and includes Mr. Summer.

Covered Employee Restrictions. There are special rules under the Long-Term Stock Plan relating to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company and such other officers of the Company as the Committee may designate (the “Covered Employees”). These provisions are necessary for the Long-Term Stock Plan to comply with Section 162(m) of the Internal Revenue Code. Prior to the amendment and restatement, the aggregate fair market value of any restricted stock granted to any individual Covered Employee in any fiscal year could not exceed $2,500,000, and the aggregate fair market value of any Other Stock-Based Awards granted to any individual Covered Employee in any fiscal year could not exceed $2,500,000. If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, these amounts will be increased to $5,000,000. Also, prior to the amendment and restatement, no individual Covered Employee could receive Awards in any fiscal year relating to a number of shares of Class A Stock in excess of two and one-half percent of the number of shares of Class A Stock outstanding on June 27, 1997 (380,343 shares). If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, this limit will be revised so that no participant in the Long-Term Stock Plan can receive Awards in any fiscal year relating to a number of Class A shares in excess of one percent of the diluted shares of Class A Stock outstanding on February 28, 2007 (2,582,378 shares), subject to adjustment in the future to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock.

Stock Options. Under the Long-Term Stock Plan, the Committee may grant Awards in the form of non-qualified options to purchase shares of Class A Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and period during which the option may be exercised and the exercise price per share of stock subject to the option. The exercise price of stock options granted to participants must be equal to or greater than the fair market value of a share of Class A Stock on the date the stock option is granted. Unless otherwise determined by the Committee, stock options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The Committee has fixed the terms of recently granted options to employees so that the options vest 25% per year on each of the first four anniversaries of the grant and to non-employee directors so that the options fully vest six months after the grant. Upon exercise, the option price may be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the Committee may deem appropriate.

Stock Appreciation Rights. The Long-Term Stock Plan authorizes the Committee to grant stock appreciation rights (“SARs”) either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the difference between the fair market value of a share of Class A Stock on the date the SAR is exercised and the SAR’s reference price. A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Unless otherwise determined by the Committee, an SAR will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The reference price of an SAR will be fixed by the Committee, but the reference price of a tandem SAR must be no less than the exercise price of its related stock option and the reference price of an SAR granted to a Covered Employee must equal or exceed the fair market value of a share of Class A Stock on the date of the grant. Upon the exercise of a stock option as to some or all of the shares covered by a tandem SAR, the related tandem SAR will automatically expire in accordance with the terms and conditions specified in the grant, and vice versa.

Restricted Stock Awards. The Long-Term Stock Plan authorizes the Committee to grant Awards in the form of restricted shares of Class A Stock. Such Awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including restrictions on transferability and continued employment. The terms and conditions will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

Other Stock-Based Awards. The Committee may make Other Stock-Based Awards under the Long-Term Stock Plan. The Other Stock-Based Awards will be subject to such terms, conditions and limitations as the Committee deems appropriate, which will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

Performance Criteria and Targets. For each restricted stock award and Other Stock-Based Award to Covered Employees under the Long-Term Stock Plan intended to comply with Section 162(m) of the Internal Revenue Code, the Committee will establish specific annual performance targets for performance periods of one or more years (or partial years). The performance targets will be based on one or more business criteria. Prior to the amendment and restatement, the permissible business criteria consisted of the following: increases in the fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, the permissible criteria will also include: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin. Business criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Internal Revenue Code. Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum Award granted to each Covered Employee. The Committee may adjust performance targets to take into account extraordinary items affecting the Company, as defined in the Long-Term Stock Plan (for example, an extraordinary gain or loss; a change in accounting rules; and the effects of mergers, acquisitions, divestitures or significant transactions). While the Committee has no authority to make upward adjustments to Awards to Covered Employees, it may in its discretion make such adjustments with respect to Awards to other employees.

Covered Employees who are designated by the Committee as participants for a given performance period shall only be entitled to receive payments of Awards for such period to the extent that the pre-established objective performance targets set by the Committee for such period are attained. With regard to a particular performance period, the Committee will have the discretion, subject to the Long-Term Stock Plan’s terms, to select the length of the performance period, the type(s) of performance criteria to be used, the performance targets that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Award has been earned for the period. Such discretion shall be exercised by the Committee in writing within the time prescribed by Section 162(m) of the Internal Revenue Code (generally, the first 90 days of the performance period) and performance for the period will be measured by the Committee following the end of the performance period.

Certain U.S. Federal Income Tax Consequences

A participant who receives a non-qualified stock option will not realize income upon the grant of the option. The participant will realize ordinary income at the time of exercise of non-qualified stock options in the amount of the difference between the exercise price and the fair market value of the Class A Stock on the date of exercise multiplied by the number of shares with respect to which the option is exercised. The Company is entitled to a deduction equal to the amount of such income at the time such income is realized by the participant.

With respect to stock appreciation rights, participants will not realize any income at the time of grant. Upon exercise, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time such income is realized by the participant.

Participants who receive grants of restricted stock should not realize income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participants will receive taxable income in an amount equal to the then fair market value of the Class A Stock. The federal income tax consequences of Other Stock-Based Awards will depend on the type of Award. Generally, a participant who receives a stock-based award in the form of a right to receive Company stock will recognize ordinary income equal to the fair market value of the stock when the stock is received by the participant and is no longer subject to a substantial risk of forfeiture. In either case, the Company will be entitled to a deduction of such amounts at the time the income is realized.

Individual income tax consequences may differ with respect to participants who are resident in jurisdictions outside the United States.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information with respect to the Company’s compensation plans under which its equity securities may be issued, as of February 28, 2007. The equity compensation plans approved by security holders include the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan, 1989 Employee Stock Purchase Plan and UK Sharesave Scheme.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	23,368,526	$17.61	26,739,631

Equity compensation plans not approved by security holders	—	—	—

Total	23,368,526	$17.61	26,739,631

Reasons for Approval

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company’s long-term performance. The amendments effected by the amended and restated Long-Term Stock Plan will enable the Company to continue to provide such incentives. The approval of the amendment and restatement will also benefit the Company by satisfying the requirements of Section 162(m) of the Internal Revenue Code and thereby preserving the Company’s ability to deduct compensation paid to executives in excess of one million dollars annually.

Vote Required

The adoption of Proposal No. 4 to approve the amendment and restatement of the Long-Term Stock Plan requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 4. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 5

PROPOSED AMENDMENT AND RESTATEMENT OF THE COMPANY’S

ANNUAL MANAGEMENT INCENTIVE PLAN

On April 27, 2007, the Human Resources Committee of the Board of Directors of the Company approved, subject to stockholder approval, Amendment Number Three (“Amendment Number Three”) to the Company’s Annual Management Incentive Plan (the “Incentive Plan”), to be effective April 27, 2007, and an amendment and restatement of the Incentive Plan (incorporating all prior amendments to the plan including those contained in Amendment Number Three). Amendment Number Three (i) increased the maximum bonus that any participating employee could receive in any one fiscal year under the Incentive Plan from $2,000,000 to $5,000,000; (ii) expanded the list of permissible “Performance Criteria” under the Incentive Plan to also include the following: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin, and (iii) made certain other technical amendments to the provisions of, and definitions used in, the Incentive Plan. No additional substantive amendments to the Incentive Plan were effected by the amendment and restatement.

The amendments effected by Amendment Number Three require the approval of the Company’s stockholders for the Incentive Plan to continue to satisfy Section 162(m) of the Internal Revenue Code and its related regulations. Section 162(m) and its related regulations also require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. The Incentive Plan was last re-approved by the Company’s stockholders on July 23, 2002. Accordingly, under this proposal, by being asked to approve the amendment and restatement of the Incentive Plan the Company’s stockholders are being asked (i) to approve the amendments effected by Amendment Number Three that are incorporated into the amendment and restatement and (ii) to again approve the Incentive Plan.

The purpose of the Incentive Plan is to enable the Company to attract and retain valued Company employees and to provide them with incentives to attain certain annual financial and performance goals. The Incentive Plan is intended to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

The following discussion summarizes certain provisions of the Incentive Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Incentive Plan, which was filed electronically with the Securities and Exchange Commission as an attachment to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the Incentive Plan is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Summary of Terms

The Incentive Plan establishes a vehicle for the payment of cash bonuses to participating employees and for tying such bonuses to the performance of the Company with respect to certain business criteria. The Incentive Plan is administered by the Human Resources Committee of the Company’s Board of Directors, all of whom are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and not eligible to participate in the Incentive Plan.

The Committee establishes specific annual performance targets corresponding to annual performance periods for each key employee who participates in the Incentive Plan. The performance targets are based on one or more business criteria. Prior to Amendment Number Three, the permissible business criteria included the following: increases in the fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Amendment Number Three added to this list of permissible business criteria: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin. Business criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers. Performance targets for participants who are subject to Section 162(m) of the Internal Revenue Code must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating employee.

The eligible persons under the Incentive Plan are certain key employees of the Company and its subsidiaries who are selected by the Committee. There are approximately 173 key employees currently participating in the Incentive Plan.

Under the Incentive Plan prior to Amendment Number Three, the maximum bonus any participating employee could receive in any one fiscal year is $2,000,000. Amendment Number Three increased this amount to $5,000,000. In addition to this overall maximum, the Committee has sole discretion to determine whether payment of any bonus will be deferred, subject in each case to the Incentive Plan’s terms and any other written commitment authorized by the Committee. The Committee may also take into account the effects of any extraordinary items (for example, an extraordinary gain or loss; a change in accounting rules; and the effects of mergers, acquisitions, divestitures or significant transactions) in determining whether a performance target has been satisfied. All bonuses are to be paid in cash or cash equivalents.

The Incentive Plan may be amended, modified or terminated, in whole or in part, by the Committee from time to time, but no amendment, modification or termination will be effective without Board and/or stockholder approval if such approval is required to comply with the applicable rules under Section 162(m) of the Internal Revenue Code.

Reasons for Approval

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to insure that the Company’s compensation plans comply with the requirements of Section 162(m). Approval of the amendment and restatement of the Incentive Plan is being sought to preserve the Company’s ability to deduct annual compensation in excess of one million dollars paid to participants subject to Section 162(m). The Board further believes that the Incentive Plan is consistent with the Company’s existing policies that establish a relationship between employee compensation and the Company’s performance. The Incentive Plan also serves the Company’s interests by granting the Committee discretion both in selecting the criteria by which performance is to be measured and in determining the actual amount of each participating employee’s bonus within the maximum limits imposed pursuant to the Incentive Plan.

Vote Required

The adoption of Proposal No. 5 to approve the amendment and restatement of the Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the amendment and restatement of the Company’s Annual Management Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 5. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 to be included in the Company’s Proxy Statement to be issued in connection with the 2008 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 19, 2008. Nominations for directors submitted by stockholders must also be received no later than February 19, 2008.

Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which a stockholder intends to bring forth at the Company’s 2008 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Securities Exchange Act of 1934 and the By-laws of the Company if received by the Company after February 19, 2008.

AVAILABLE INFORMATION

The Company has furnished its financial statements to stockholders by including in this mailing the Company’s 2007 Annual Report to Stockholders. In addition, upon the request of any stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 28, 2007, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450; telephone number: (888) 922-2150.

The Company’s Code of Business Conduct and Ethics, Global Code of Responsible Practices for Beverage Alcohol Advertising and Marketing, Chief Executive Officer and Senior Financial Executive Code of Ethics, Board of Directors’ Corporate Governance Guidelines and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on the Company’s website at www.cbrands.com under “Investors/Corporate Governance” and are also available in print to any stockholder who requests them. Such requests should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. Additionally, any amendments to, and waivers granted to the Company’s directors and executive officers under the Company’s codes of ethics will be posted in this area of the Company’s website. (The information contained on the Company’s website, however, is not a part of this Proxy Statement.)

OTHER

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID S. SORCE, Secretary

Fairport, New York

June 18, 2007

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Appendix A

Excerpt from the Company’s Corporate Governance Guidelines

1.	Classification and Definition of Directors.

The principal classifications of directors are “Independent,” “Management” and “Non-Management.”

An “Independent Director” of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange (“NYSE”), including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). References to “Company” include any parent or subsidiary in a consolidated group with Constellation Brands, Inc. References to “immediate family member” includes a person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing a person’s household. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

A.	A director will not be Independent if, (i) currently or within the last three years the director was employed by the Company; (ii) an immediate family member of the director is or has been within the last three years an executive officer of the Company; (iii) the director or an immediate family member of the director received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iv) the director or an immediate family member of the director is a current partner of a firm that is the Company’s internal or external auditor; (v) the director is a current employee of a firm that is the Company’s internal or external auditor; (vi) the director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and such immediate family member participates in that firm’s audit, assurance or tax compliance (but not tax planning) practice; (vii) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor and such director or immediate family member personally worked on the Company’s audit within that time; (viii) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company in which any of the Company’s present executive officers at the same time serve or served on that other company’s compensation committee; or (ix) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such other company’s consolidated gross revenues.

B.	The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) an immediate family

A-1

member of the director is or was employed by the Company other than as an executive officer; (ii) if the director or an immediate family member of the director received $100,000 or less in direct compensation from the Company during any twelve-month period (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iii) if an immediate family member of the director is employed by a present or former internal or external auditor of the Company and such family member does not participate in the firm’s audit, assurance or tax compliance (as distinguished from tax planning) practice and did not personally work on the Company’s audit within the last three years; (iv) if an immediate family member of the director was (but is no longer) a partner or employee of a present or former internal or external auditor of the Company and did not personally work on the Company’s audit within the last three years; (v) if a Company director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than or equal to the greater of $1,000,000 or two percent (2%) of the annual revenues of such other company; (vi) if a Company director is or was an executive officer, employee, partner or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than or equal to two percent (2%) of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and (vii) if a Company director serves or served as an officer, director or trustee of a tax exempt organization, and the Company’s discretionary contributions to the tax exempt organization are less than or equal to the greater of $1,000,000 or two percent (2%) of that organization’s total annual consolidated gross revenues. The Board will annually review all commercial and charitable relationships of directors.

C.	In assessing the materiality of a director’s relationship not covered by paragraph B set forth above, the directors at the time sitting on the Board who are independent under the standards set forth in paragraphs A and B above shall determine whether the relationship is material and, therefore, whether the director would be independent. In such instance, the Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact it did not meet the categorical standards of immateriality in paragraph B above.

D.	In accordance with the NYSE’s Transition Rules, the three (3) year look back period referenced in paragraph A above shall be a one (1) year look back period until November 4, 2004.

A “Non-Management Director” is a director who is not a Company officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933), and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. The group of Non-Management Directors includes both Independent Directors and those Non-Management Directors who do not qualify as Independent Directors.

A “Management Director” is an officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933) of the Company who serves on the Board.

A-2

CONSTELLATION BRANDS, INC. PROXY FOR CLASS A COMMON STOCK
P R O X Y

The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007, at 11:00 a.m. (local time), and any adjournment thereof (the “Meeting”).

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5.

TO APPROVE THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

BALLOT

Please Mark Here for Address Change SEE REVERSE SIDE	☐

Please mark your votes as indicated in this example	☒

1.      Election of Directors: To elect Directors as set forth in the Proxy Statement.

Class A Stockholders are entitled to vote for the following:

01 Barry A. Fromberg,

02 Jeananne K. Hauswald,

03 James A. Locke III,

04 Richard Sands,

05 Robert Sands,

06 Thomas C. McDermott,

07 Paul L. Smith,

08 Peter H. Soderberg

FOR ALL NOMINEES (except as noted below)	☐	WITHHELD FROM ALL NOMINEES	☐

Vote withheld from nominee(s) identified on above line.

2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 29, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	Proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.

In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2007 Annual Meeting that describe more fully the proposals set forth herein.

Signature	Date	Signature	Date

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

CONSTELLATION BRANDS, INC. PROXY FOR CLASS B COMMON STOCK
P R O X Y

The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007, at 11:00 a.m. (local time), and any adjournment thereof (the “Meeting”).

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5.

TO APPROVE THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

BALLOT

Please Mark Here for Address Change SEE REVERSE SIDE	☐

Please mark your votes as indicated in this example	☒

1.      Election of Directors: To elect Directors as set forth in the Proxy Statement.

Class B Stockholders are entitled to vote for the following:

01 Barry A. Fromberg,

02 Jeananne K. Hauswald,

03 James A. Locke III,

04 Richard Sands,

05 Robert Sands,

06 Peter H. Soderberg

FOR ALL NOMINEES (except as noted below)	☐	WITHHELD FROM ALL NOMINEES	☐

Vote withheld from nominee(s) identified on above line.

2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 29, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	Proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.

In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2007 Annual Meeting that describe more fully the proposals set forth herein.

Signature	Date	Signature	Date

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

CDI Voting Instruction Form

[LOGO] CONSTELLATION

All correspondence to:
Computershare Investor Services Pty Limited
CONSTELLATION BRANDS, INC.	GPO Box 1903 Adelaide
ARBN 103 442 646	South Australia 5001
Australia
Enquiries (within Australia) 1800 030 606
(outside Australia) 61 3 9415 4046
Facsimile 61 8 8236 2305
www.computershare.com

Mark this box with an ‘X’ if you have made any changes to your address details ☐

Annual General Meeting - 26 July 2007

Your Voting Instructions are being sought so that CHESS Depositary Nominees Pty Ltd may respond to a proxy solicitation on behalf of the Board of Directors of Constellation Brands, Inc.

Voting Instructions to CHESS Depository Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of the above Company hereby direct,

☐	CHESS Depositary Nominees Pty Ltd (CDN) (mark with an “X”)	OR	Write here the name of the person you are appointing if this person is someone other than CDN to vote the shares underlying my/our holding at the Annual General Meeting in respect of the resolutions outlined below. If you do not complete one of the above boxes, CDN will vote the shares represented by those CDI’s as directed below.

CHESS Depositary Nominees Pty Ltd will vote as directed. Please mark with an [X] to indicate your directions.

1.	Election of Directors as set forth in the Proxy Statement.

		For	Withheld
1.1	Election of Barry A. Fromberg	☐	☐

1.2	Election of Jeananne K. Hauswald	☐	☐

1.3	Election of James A. Locke III	☐	☐

1.4	Election of Richard Sands	☐	☐

1.5	Election of Robert Sands	☐	☐

1.6	Election of Thomas C. McDermott	☐	☐

1.7	Election of Paul L. Smith	☐	☐

1.8	Election of Peter H. Soderberg	☐	☐

		For	Against	Abstain*
2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 29, 2008.	☐	☐	☐

3.	Proposal to amend the Company’s certificate of incorporation to increase the number of authorised shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares.	☐	☐	☐

4.	Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.	☐	☐	☐

5.	Proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan.	☐	☐	☐

* If you mark the Abstain box for an item, you are directing your proxy to abstain from voting on your behalf for that item, and therefore your votes will not be counted in computing the required majority.

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote as directed above and in their discretion on such other business as may properly come before the meeting.

If you do not mark either the ‘FOR’ or ‘AGAINST’ box your vote will not be counted.

PLEASE SIGN HERE This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1

Sole Director and Sole Company Secretary

Securityholder 2

Director

Securityholder 3

Director/Company Secretary

/ /
	----------------------------------------	-----------------------------------------	----------------
----	Contact Name	Contact Daytime Telephone	Date

Instruction for Completion of CDI Voting Instruction Form

Your vote is important

Each Constellation Brands, Inc. CHESS Depositary Interest (CDI) is equivalent to one tenth of one share of Class A Common Stock of Constellation Brands, Inc., so that every 10 CDIs that you own at 31 May 2007 (record date) entitles you to direct one vote. Class A Stockholders, voting as a separate class, are entitled to elect two directors at the annual general meeting of Constellation Brands, Inc. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at that meeting. Please refer to the Proxy Statement for details.

You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives you two options:

(a)	You can give your voting instructions to CHESS Depositary Nominees Pty Ltd (CDN), which will vote the underlying shares on your behalf; or

(b)	You can instruct CDN to appoint you or your nominee as proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc.

In either case, you need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 5pm Australian time on 23 July 2007. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes, to vote the underlying shares and to appoint the proxies.

Directing CDN to Vote

If you wish to direct CDN to vote the shares underlying your CDIs, you may do so by placing a cross in the box next to CDN’s name at the top of the form and then placing a mark in one of the boxes opposite each item of business. All your CDIs will be voted in accordance with such a direction. If you mark more than one box on an item your vote on that item will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to direct CDN how to vote but do not indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will not be voted by CDN.

If you sign and return the CDI Voting Instruction Form but you do not cross the box to direct CDN how to vote and you do not nominate a proxy but you do indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will be voted by CDN.

Directing CDN to Appoint a Proxy

If you wish to direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., you need to fill in the name of the person who is to be appointed as proxy in the box at the top of the form. You may direct CDN to appoint you as the proxy or your nominee.

If you direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., the proxy appointed may vote as the proxy wishes.

If CDN does not receive a CDI Voting Instruction Form from a holder of Constellation CDIs, the shares represented by those Constellation CDIs will not be voted.

If you have completed and returned your CDI Voting Instruction Form, you may revoke the directions contained therein by a written notice of revocation to Computershare Investor Services Pty Limited no later than 5pm Australian time on 23 July 2007 bearing a later date than the CDI Voting Instruction Form.

Signature(s) of CHESS Depositary Interest Holders

Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company’s Australian Registry or a certified copy of it must accompany this form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1800 030 606.

Lodgement of Notice

CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide, SA 5000 Australia or GPO Box 1326 Adelaide SA 5001 Australia.

For assistance please contact Computershare Investor Services Pty Limited on 1800 030 606

Attachment 1

EXPLANATORY NOTE: The Constellation Brands, Inc. Long-Term Stock Incentive Plan is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

CONSTELLATION BRANDS, INC.

LONG-TERM STOCK INCENTIVE PLAN

Amended and Restated as of July     , 2007

This Long-Term Stock Incentive Plan (amended and restated as of July     , 2007) is adopted pursuant to Section 19 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc., acting in its capacity as the Committee under the Plan, and by the stockholders of the Company. The Plan amends and restates in its entirety the Constellation Brands, Inc. Long-Term Stock Incentive Plan that was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997, and applies to Awards made on or after July     , 2007. Grants of Awards made under this Plan prior to July     , 2007 shall be governed by the terms of the Plan as of the date of the Award. Certain capitalized terms used in the Plan are defined in Annex A.

1.	PURPOSE

The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company’s long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2.	ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant’s actions constitute competition with the Company or its affiliates.

1

3.	ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

All employees of the Company are eligible to receive Awards under the Plan. Awards may be made to non-employee directors of the Company. No Awards under the Plan shall be made to Covered Employees which are intended to qualify under Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4.	SHARES AVAILABLE; TYPES OF AWARDS

The total number of shares of the Company’s Common Stock available for Awards under the Plan in the aggregate shall not exceed ninety-four million shares. The maximum number of Shares which may be subject to Awards granted to any Participant in any fiscal year shall not exceed 1% of the diluted shares of Common Stock outstanding on February 28, 2007. Shares subject to Awards may be authorized and unissued shares or may be treasury shares.

If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.

The Committee may make Awards from time to time in any one or more of the following types singly or in tandem: Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

5.	STOCK OPTIONS

Stock Option Awards under the Constellation Brands, Inc. Stock Option and Stock Appreciation Right Plan made prior to the date this Long-Term Stock Incentive Plan was adopted by the Board of Directors shall remain outstanding and in full force in accordance with their terms. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

(a) Exercise Price. The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share under each Stock Option granted to a Participant shall not be less than the Fair Market Value of the Common Stock on the date the Award is granted.

(b) Duration of Option. The duration of each Stock Option shall be specified. Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

(c) Exercise Terms. Each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and

2

conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

(d) Payment of Exercise Price. A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

6.	STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.

(a) Value. The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option. The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

(b) Duration of Stock Appreciation Right. The duration of each Stock Appreciation Right shall be specified. Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

(c) Exercise Terms. Each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate. A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

3

7.	RESTRICTED STOCK

Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares. The Award will also specify the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled and the voting rights, if any, associated with such Shares of Restricted Stock. Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees. In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8.	OTHER STOCK-BASED AWARDS

From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award. Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees. Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan. In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9.	PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards for purchase prices shall be paid to the Company upon exercise or acquisition of such Award in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) delivery of

4

irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10.	WITHHOLDING TAXES

Whenever required by law in connection with an Award, the Company shall (and whenever permitted by law in connection with an Award the Company may but is not obligated to) require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income tax, foreign tax, social charge and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11.	PERFORMANCE CRITERIA

For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as “performance based compensation” under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m). The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

For Awards to Covered Employees which are intended to qualify as “performance based compensation” under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and Rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

5

12.	AWARDS NOT TRANSFERABLE

Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant’s legal representative, or the Participant’s permitted transferees. Shares of Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13.	GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14.	TERMINATION OF EMPLOYMENT

If the employment of a Participant terminates by reason of the Participant’s Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall become immediately vested and exercisable on the date of termination due to Retirement, Disability or death (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant). Upon termination of the Participant’s employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of ninety days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of termination other

6

than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award or similar document.

15.	ADJUSTMENT OF AWARDS

In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan (including, to the extent permitted by Code Section 162(m), the limit in Section 4 on Awards to any Participant in any fiscal year), the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

16.	NO EMPLOYMENT RIGHTS

The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant’s position as an employee or director at any time.

17.	RIGHTS AS A SHAREHOLDER

The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18.	SECTION 162(m) CONDITIONS

It is the intent of the Company that all Awards that are intended to qualify as performance-based compensation under Code Section 162(m) be granted and interpreted in a manner to satisfy all applicable requirements of Code Section 162(m). Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan,

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the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) may be applicable only to Covered Employees.

19.	AMENDMENT AND DISCONTINUANCE

The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

20.	CHANGE IN CONTROL

(a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant’s Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for “performance based compensation” as otherwise determined by the Committee.

(b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Award and the option price of such Common Stock under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

(c) Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

21.	PARTICIPANTS IN FOREIGN COUNTRIES.

The Committee shall have the authority to adopt such modifications, procedures, and subplans, in each case which may differ from the terms specified in this Plan, as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

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22.	GOVERNING LAW

The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

Dated: July , 2007	CONSTELLATION BRANDS, INC.

By:

Title:

Date of Stockholder Approval

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ANNEX A

TO

LONG-TERM STOCK INCENTIVE PLAN

CERTAIN DEFINITIONS

Capitalized terms used in the Plan shall have the meanings set forth below:

“Award” means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock-Based Award under the Plan.

“Cause” means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company “cause” shall have the meaning set forth in that agreement.

“Change in Control” means:

(a)	there shall be consummated

(i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(b)	the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(c)	any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

(d)	individuals who constitute the Company’s Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Constellation Brands, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

“Committee” means the committee appointed from time to time by the Company’s Board of Directors to administer the Plan (the “Committee”). The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term “Committee” as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

“Common Stock” means the Class A Common Stock of the Company, par value $.01 per Share.

“Covered Employee” means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

“Extraordinary Items” means (a) items presented as such (or other comparable terms) on the Company’s audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act.

“Fair Market Value” of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select.

“IRS” means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

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“Other Stock-Based Award” means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Participant” means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

“Performance Criteria” means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

“Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

“Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

“Plan” means the Long-Term Stock Incentive Plan of the Company (amended and restated as of July     , 2007), as amended from time to time.

“Restricted Stock” means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

“Rules” means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

“SEC” means the Securities and Exchange Commission.

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“Shares” means shares of the Company’s Class A Common Stock, par value $.01 per share.

“Stock Option” means any nonqualified Stock Option granted pursuant to Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

“Subsidiaries” means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

Other terms: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.

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Attachment 2

EXPLANATORY NOTE: The Constellation Brands, Inc. Annual Management Incentive Plan is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN

Amended and Restated as of July     , 2007

This Annual Management Incentive Plan (amended and restated as of July     , 2007) is adopted pursuant to Section 8 of the Plan by the Committee, and by the stockholders of the Company. The Plan amends and restates in its entirety the Constellation Brands, Inc. Annual Management Incentive Plan that was approved by the Board of Directors on June 23, 1997. Certain capitalized terms used in the Plan are defined in Annex A.

1.	PURPOSE

The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to attain certain annual performance goals.

2.	ADMINISTRATION

The Plan shall be administered by a Committee of the Company’s Board of Directors. This Committee shall consist of at least two members of the Company’s Board of Directors, all of whom are (a) “outside directors” within the meaning of Section 162(m) and (b) not eligible to participate in the Plan. Subject to the Plan, the Committee shall possess the sole authority, in its discretion, to (i) establish and administer the Performance Criteria and Performance Target, (ii) select the Participating Executives who will receive Bonuses under the Plan, (iii) determine the amount of such Bonuses and any terms, conditions or limitations on the payment of any Bonuses, (iv) interpret the Plan, (v) make and amend rules and regulations relating to the Plan, and (vi) make all other determinations necessary or advisable for the administration of the Plan.

3.	TERMS AND CONDITIONS OF BONUSES

For each Performance Period, the Committee shall select, at the time the Performance Criteria and Performance Targets are determined, the Participating Executives. Each Participating Executive may receive a Bonus if and only if the Performance Targets established by the Committee, relative to the applicable Performance Criteria, are attained. The applicable Performance Period and Performance Targets shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Bonus, provided, however, no such adjustment may be made with respect to any Bonus to a Participating Executive which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Section 162(m) and the related Rules.

The Performance Target with respect to the Performance Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target is established, the Committee shall provide, in terms of an objective formula or standard for each Participating Executive, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target is attained.

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Notwithstanding any other provision hereof, no Participating Executive shall receive a Bonus under the Plan for any fiscal year or other Performance Period in excess of $5 million. Any Bonuses awarded by the Committee under the Plan shall be paid within 30 days after year-end financial results are reported or, if later, as soon as practicable following the Committee’s determinations and certification under this Section. Any such payment shall be in cash or cash equivalent, subject to applicable withholding requirements. Notwithstanding the foregoing, the Committee may, in its sole discretion, defer the payout of any Bonus. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target, any additional amount payable as a result of the delay shall be limited to the Moody’s Average Corporate Bond Yield during the deferral period.

No Participating Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.	TERMINATION OF EMPLOYMENT

If the employment of a Participating Executive terminates by reason of such Participating Executive’s Retirement, Disability, death or involuntary termination without Cause, a ratable portion of any applicable Bonus shall be paid, subject to the attainment of the applicable Performance Target, at or after the attainment and certification of the applicable Performance Target at the end of the fiscal year or other Performance Period. The ratable portion of the Bonus shall be determined by multiplying the bonus by a fraction, the numerator of which is the number of lull or partial months during the Performance Period during which the Participating Executive was employed, and the denominator of which is the number of calendar months in the Performance Period. Upon termination of the Participating Executive’s employment by voluntary resignation or for Cause, all Bonuses for which the Participating Executive may be eligible shall be forfeited unless the Committee otherwise expressly so provides in a written contract or other written instrument.

5.	ADJUSTMENTS

In the event of any change in the Company’s applicable accounting principles or practices or by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, rights offering or other similar change which occurs after the Performance Targets are established for a given Performance Period, the amount of the Bonuses paid under the Plan for such Performance Period shall be automatically adjusted consistent with such change to prevent dilution or enlargement of the Bonuses under the Plan.

6.	NO EMPLOYMENT RIGHTS

The Plan shall not confer upon any Participating Executive any right with respect to continuance as an employee of the Company, nor shall it interfere in any way with the right of the Company to terminate the Participating Executive’s position as an employee.

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7.	DISCRETION OF COMPANY

Any decision made or action taken by the Company, the Committee or the Board of Directors in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No officer, director or member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or by any other person.

8.	AMENDMENT AND DISCONTINUANCE

The Plan may be amended, modified or terminated by the Committee at any time, and all Bonuses shall be subject to the Plan as amended from time to time, except that the Committee may not, without the approval of a Participating Executive adversely affect any rights under the Plan. No amendment, modification or termination shall be effective without the approval of the Board of Directors and/or the stockholders if such approval is necessary to comply with the applicable provisions of Section l62(m).

9.	CHANGE OF CONTROL

Notwithstanding other provisions of the Plan, in the event of a Change of Control of the Company, the Performance Period for a Participating Executive shall end on the date of the Change of Control and the Performance Target shall be adjusted to reflect the early termination of the Performance Period. If the Performance Target, as adjusted, is deemed satisfied by the Committee, the Participating Executive may receive a ratable portion of the Bonus that would have been paid if the Performance Period had not been terminated early and the Performance Target had been satisfied. The ratable portion of the Bonus shall be determined by multiplying the original Bonus by a fraction, the numerator of which is the number of months from the first day of the Performance Period to the date of the Change of Control (including any fractional month) and the denominator of which is the total number of months in the original Performance Period.

The Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

10.	SECTION 162(m) CONDITIONS

It is the intent of the Company that the Plan and Bonuses paid under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m).

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11.	NO FUNDING OF THE PLAN

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to any Participating Executive under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participating Executive shall be limited to those of a general unsecured creditor.

12.	NON-TRANSFERABILITY

Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. This Section shall not apply to an assignment of a contingency or payment due after the death of a Participating Executive to such Participating Executive’s legal representative or beneficiary.

13.	EFFECTIVE DATE

The effective date of the Plan shall be the date the Plan was initially approved by the Company’s stockholders.

14.	DEFINITIONS

Any terms or provisions used herein which are defined in Section 162(m) shall have the meanings as therein defined.

15.	GOVERNING LAW

To the extent not inconsistent with the provisions of Section 162(m), the Plan shall be construed under the laws of the State of New York.

Dated:	CONSTELLATION BRANDS, INC.

By:

Title:

Date of Stockholder Approval:

4

ANNEX A

TO

ANNUAL MANAGEMENT INCENTIVE PLAN

CERTAIN DEFINITIONS

Capitalized terms used in the Plan shall have the meanings set forth below:

“Bonus” means a cash payment or payment opportunity, as the context requires.

“Cause” means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participating Executive is subject to a written agreement with the Company, “cause” shall have the meaning set forth in that agreement.

“Change of Control” means:

(a) there shall be consummated

(i)      any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

(ii)      any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(b)      the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(c)      any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more voting control of the Company’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

(d)      individuals who constitute the Company’s Board of Directors on the date hereof (the “Incumbent Board’) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Constellation Brands, Inc. and its Subsidiaries, except when the context indicates that only the parent company is intended.

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“Committee” means the committee appointed by the Board of Directors of the Company to administer the Plan as provided in Section 2.

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

“Extraordinary Items” means (a) items presented as such (or other comparable terms) on the Company’s audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act.

“Participating Executive” means a key employee (including any officer) of the Company or one of its Subsidiaries selected by the Committee to participate in the Plan.

“Performance Criteria” means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

“Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

“Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

“Plan” means the Annual Management Incentive Plan of the Company (amended and restated as of July     , 2007), as amended from time to time.

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

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“Rules” means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

“Section 162(m)” means Section 162(m) of the Code, together with the regulations promulgated thereunder, all as amended from time to time.

“Shares” means shares of the Company’s Class A Common Stock, par value $.01 per share.

“Subsidiaries” means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

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AMENDMENT NUMBER 3

TO THE

CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN

This Amendment Number 3 to the Constellation Brands, Inc. Annual Management Incentive Plan (the “Plan”) is adopted pursuant to Section 8 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc. (the “Company”). Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto. This amendment shall become effective as of the date set forth below and is subject to shareholder approval.

1.      The first sentence of the third paragraph of Section 3 is amended to replace the reference to “$2 million” with “$5 million”.

2.      The definition of “Disability” in Annex A to the Plan is replaced with the following:

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

3.      The definition of “Performance Criteria” in Annex A to the Plan is amended by replacing the reference to “and (m) market share in one or more business segments or product lines” with “(m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin”.

4. The definition of “Retirement” in Annex A to the Plan is replaced with the following:

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of April 27, 2007.

CONSTELLATION BRANDS, INC.

By:	/s/ L. Denise Watson

Name:	L. Denise Watson

Title:	SVP, Global Compensation & Benefits